SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrantý Filed by a Party other than the Registrant¨ Check the appropriate box: ☐ Preliminary Proxy Statement

¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
ý	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Material Pursuant to §240. 14a-12

STARTECH ENVIRONMENTAL CORPORATION (Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STARTECH ENVIRONMENTAL CORPORATION
88 DANBURY ROAD
WILTON, CT 06897

February 28, 2008

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Startech Environmental Corporation, to be held at our Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Wednesday, May 7, 2008 at 1:00 p.m. (Eastern Standard Time), and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

     To assure that your shares are represented at the annual meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

I hope that you will attend the meeting and I look forward to seeing you there.

Sincerely, /s/ Joseph F. Longo Chief Executive Officer and President

STARTECH ENVIRONMENTAL CORPORATION 88 DANBURY ROAD WILTON, CT 06897

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2008

To the Shareholders of Startech Environmental Corporation:

        Notice is hereby given that the 2007 annual meeting of shareholders (the “Annual Meeting”) of Startech Environmental Corporation, a Colorado corporation (the “Company”), will be held at the Company’s Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Wednesday, May 7, 2008 at 1:00 p.m. (Eastern Standard Time) for the following purposes:

1.	To elect five directors to serve until the next annual meeting of shareholders;

2.	To approve the reincorporation of the Company from the State of Colorado to the State of Delaware;

3.	To approve an amendment to the Company’s 2000 Stock Option Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares;

4.	To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2008; and

5.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

     The board of directors has set February 27, 2008 (the “Record Date”), as the record date for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at the Company’s office, during regular business hours.

     All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors, /s/ Peter J. Scanlon Chief Financial Officer, Vice President, Treasurer & Secretary

Wilton, Connecticut February 28, 2008

STARTECH ENVIRONMENTAL CORPORATION 88 DANBURY ROAD WILTON, CT 06897

PROXY STATEMENT

     This proxy statement is being furnished to the holders of shares of common stock, no par value (the “Common Stock”) of Startech Environmental Corporation, a Colorado corporation (the “Company”), in connection with the solicitation by the board of directors (the “Board”) of proxies for use at the Company’s 2007 annual meeting of shareholders (the “Annual Meeting”), to be held at 1:00 p.m. (Eastern Standard Time) on Wednesday, May 7, 2008, at the Company’s Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the Annual Meeting are described in this proxy statement.

     The principal executive offices of the Company are located at 88 Danbury Road, Wilton, Connecticut 06897. The proxy statement and accompanying proxy card are first being mailed to the Company’s shareholders on or about March 24, 2008.

VOTING AND PROXIES

What is the purpose of the Annual Meeting?

     At the Annual Meeting, shareholders will be asked to vote upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors, the reincorporation of the Company from the State of Colorado to the State of Delaware, the amendment to the Company’s 2000 Stock Option Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares and ratification of the appointment of our independent registered public accountants for the fiscal year ending October 31, 2008. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

     Only holders of record of shares of Common Stock as of the close of business on February 27, 2008 (the “Record Date”) are to entitled to notice of, and to vote at, the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote per share. We are authorized to issue 800,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value, of which there are no shares of preferred stock issued and outstanding. There were outstanding 23,088,675 shares of Common Stock as of the close of business on the Record Date.

     If you hold Common Stock through the Company’s 401(k) employee savings plan, you will receive voting instructions from the plan administrator. Please sign and return those instructions promptly to assure that your shares of Common Stock are represented at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

     Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee (which is the same as the proxy card for shares held in the Company’s 401(k) Plan).

     Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and can mail them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy card, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

        In the election of directors, you may vote “FOR” all of the nominees for election as directors or your vote may be “WITHHELD” with respect to one or more of such nominees.

     For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees for election as directors, “FOR” ratification of the appointment of the independent registered public accountants, “FOR” reincorporation from the State of Colorado to the State of Delaware and “FOR” the amendment to the Company’s 2000 Stock Option Plan to increase the number of shares with respect to which stock options may be granted by 1,000 ,000 shares).

What is the voting requirement to approve each of the proposals?

        In the election of directors, pursuant to Colorado law, the five persons receiving the highest number of “FOR” votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Are there any dissenters' rights or appraisal rights for those who vote against the proposal to reincorporate from the State of Colorado to the State of Delaware?

       No. Because the Company has more than 2,000 shareholders of "record" (as defined in Section 7-113-101(6) of the Colorado Business Corporation Act), shareholders are not entitled to exercise dissenters' rights in connection with the reincorporation merger described under Proposal No. 2.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 23,088,675 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 11,544,338 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

     Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Peter J. Scanlon and Joseph F. Longo, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

        You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended October 31, 2007 and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Startech Environmental Corporation 88 Danbury Road Wilton, CT 06897 Attn: Peter Scanlon (203)762-2499

     Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

     The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

     We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the fiscal quarter ending April 30, 2008.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

     Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

•	Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

       Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the proposals contained herein. We are not aware of any other matter that may be properly presented other than the election of directors, the ratification of the appointment of our independent registered public accountants, the reincorporation of the Company from the State of Colorado to the State of Delaware and an the amendment to the Company’s 2000 Stock Option Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares. If any other matter is properly presented, the persons named in the enclosed form of proxy card will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nomine e, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don’t mark the boxes on my proxy?

     Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

•	The election of L. Scott Barnard, Joseph A. Equale, John J. Fitzpatrick, Joseph F. Longo and Chase P. Withrow III, as directors;

•	The ratification of the appointment of Marcum & Kliegman LLP as our independent registered public accountants for the fiscal year ending October 31, 2008;

•	The approval of the reincorporation of the Company from the State of Colorado to the State of Delaware; and

•	The approval of an amendment to the Company’s 2000 Stock Option Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares.

Can I go to the Annual Meeting if I vote by proxy?

     Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

     No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

     SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

       The Board currently consists of five members, all of one class. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board proposes that the five nominees described below, all of which are currently serving as directors, be elected for a term of one year and until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Messrs. Joseph F. Longo, Joseph A. Equale, L. Scott Barnard, John J. Fitzpatrick and Chase P. Withrow III were each elected to serve on the Board at the last annual meeting of shareh olders.

      Set forth below are the names of the nominees for election as directors, their positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and the year they became a director of the company.

Information Concerning Directors and Nominees

       L. Scott Barnard, age 65, has served as a director since April 1, 2005. Mr. Barnard is currently the owner and Managing Partner of Programmix, LLC, a sales and marketing firm based in Norwalk, CT, which he founded in January 2001. Programmix is one of the largest European importers of uncoated free-sheet paper in the United States. From 1998 through 2000, Mr. Barnard served as Executive Vice President, Sales and Distribution of Champion International Corporation (which merged with International Paper in June 2000), and President of Champion Export Corporation. From 1996 to 1998, Mr. Barnard served as Executive Vice President, Sales for Champion International Corporation, and from 1992 to 1996, he served as Executive Vice President, Paper Sales for Champion International Corporation. Mr. Barnard also served as a Corporate Officer of Champion International Corporation from 1992 to June 2000. Mr. Barnard has an extensive background in sales and marketing (both domestic and international). Mr. Barnard serves on the Board of Trustees and Executive Committee of his alma mater, is on the Board of Trustees of Norwalk Hospital and the Norwalk Hospital Foundation in Norwalk, CT, serves on the Board of Overseers of the University of Connecticut’s School of Business Administration and serves on the Board of Directors and the audit committee of Nashua Corporation (NNM: NSHA).

     Joseph A. Equale, CPA, age 62, has served as a director of the Company since November 2003. Mr. Equale is the founder and Managing Partner of Equale & Cirone, LLP (CPAs and advisors), which he founded with Mr. Cirone in January 1999. Prior to the formation of the partnership, and beginning in February 1994, Mr. Equale operated as a sole practitioner. Mr. Equale has spent over ten years in other professional practice units, including a predecessor firm of what is presently Deloitte & Touche LLP. In addition to his responsibilities as Managing Partner, Mr. Equale is in charge of the firm’s quality control program. Mr. Equale has also spent over ten years in private industry, including an assignment as an Assistant Controller of Xerox Corporation. Mr. Equale is active in the accounting profession, where he served as President and member of the Board of Governors of the 6,500 member Connecti cut Society of CPAs (CSCPA). Mr. Equale is also a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants. Mr. Equale has served as an Adjunct Assistant Professor of Accounting at Sacred Heart University, Graduate School of Business in Fairfield, Connecticut.

     John J. Fitzpatrick, age 68, has served as a director since April 2005. Mr. Fitzpatrick is an independent management consultant, having retired in 1995 from the “old” Dun & Bradstreet Corporation as an executive officer and Senior Vice President-Global Human Resources, where he was employed since 1983. His responsibilities at D&B, in addition to providing counsel and guidance to the CEO and the Compensation and Nominating Committees of the Board of Directors, included strategic planning, acquisitions & divestitures, executive staffing, compensation & benefits, and HR information systems. Prior to joining D&B, Mr. Fitzpatrick held international sales, marketing, human resources and administrative management positions with Celanese Corporation, Rockwell International, Burroughs Corporation and Procter & Gamble.

       Joseph F. Longo, age 75, has served as a director and as Chairman since November 1995. Since November 2004, Mr. Longo has served as Chief Executive Officer and President, positions he also served in from November 1995 to January 2002. From July 2003 until December 2004, Mr. Longo served as Chief Operating Officer, and from August 2003 to August 2004, as Secretary and Treasurer. Mr. Longo is the founder of Startech Corporation, a predecessor of the Company. Mr. Longo was founder and Chief Operating Officer of the International Dynetics Corp., a waste industry capital equipment manufacturing company with multinational customers from 1969 to 1990. Prior thereto, he was Manager of New Product and Business Development for AMF from 1959 to 1969. He has been awarded many waste industry equipment patents, all of which have been s uccessfully commercialized. He is a mechanical engineer and operating business executive, with more than 25 years of waste industry management experience.

     Chase P. Withrow III, age 64, has served as a director since May 2006. Mr. Withrow has over 35 years of experience working in the securities industry. He is presently employed as a financial advisor with Investar Capital Management, LLC in Edgewater, MD, since 2000. Mr. Withrow’s broad range of financial services expertise include: assessing compliance with NYSE and NASD regulations; integrating back office and margin processes; establishing sales methodologies; and, advising senior management. Mr. Withrow served as Branch Manager for several brokerage firms, including Advest, Inc., from 1982 to 1986, and Evans & Company, Inc, from 1986 to 1988. During his tenure as a manager at Advest, his office set records for gross commission production as well as gross sales production per broker. Mr. Withrow consistently was named a member of the President’s Club, which signified superior sales pr oduction across the nationwide firm.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

       Set forth below are the names of the Company’s executive officers, their principal occupations during the past five years, certain other information and their ages.

     Joseph F. Longo, age 75, serves as Chief Executive Officer and President. Information concerning Mr. Longo is set forth above under “Information Concerning Directors and Nominees.”

     Peter J. Scanlon, age 59, serves as Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Scanlon joined the Company as Controller in December 1998 until October 2003. In November 2003, Mr. Scanlon was appointed to his current position of Chief Financial Officer. Since August 2004, Mr. Scanlon has also served as Treasurer and Secretary. Prior to joining the Company, Mr. Scanlon was Director of Financial Services for Vivax Medical Corporation, a publicly traded manufacturing company located in Bristol, Connecticut, from November 1996 to December 1998. Prior to Vivax, Mr. Scanlon’s extensive corporate financial and systems background includes 18 years with the IBM Corporation in the accounting, finance and financial systems areas. As Manager of International Finance Systems Development, Mr. Scanlon was successful in the development and installation of the reporting system being use d by IBM’s six largest international subsidiaries. While on a three-year assignment in London, England, he also developed and implemented financial procedures and controls for IBM’s European manufacturing headquarters in Brentford, England.

     Ralph N. Dechiaro, age 59, serves as Vice President of Business Development. Mr. Dechiaro joined us as Vice President of Business Development in February 2002. Prior to joining us, he was the Commercial Program Manager at JFK International Air Terminal where he participated in the Terminal 4 Redevelopment Program from December 2000 to January 2002. Prior to JFK International, he was a Project Manager at Burns and Roe Enterprises from January 1975 to September 1984 and from September 1990 to December 2000 where he managed government, domestic and international projects. From September 1984 to September 1990 he was a System Manager at ITT Avionics where he was responsible for the development and implementation of applied business systems. Mr. Dechiaro also brings extensive government experience, where he served 28 years in the US Army culminating in retirement as a Lieutenant Colonel. In this capacity, Mr. Dechiaro completed varied command and staff assignments at all management levels culminating in the assignment as Assistant Chief of Staff for Information Management. He served as the Principal Staff Officer to the Commanding General providing contracting services, long range planning and implementation of all functions relative to communications, information services, contracting, and advanced technologies.

     Stephen J. Landa, age 44, serves as Vice President of Sales and Marketing. Mr. Landa joined the Company in May 2004. Mr. Landa is also the founder of Mighty Oak Management LLC, a securities brokerage and registered investment advisory firm. Prior to joining the Company, Mr. Landa was a financial news talk show host broadcasting from New York to Boston. Mr. Landa has held many securities industry licenses over his fifteen year career in the securities sales business including thirteen years at American Express and Royal Alliance. Mr. Landa has a degree in Architecture and Civil Engineering, a certificate in Real Estate Development and Financial Analysis, Project Management, a Construction Supervisor’s License, a General Securities Principal license and is a Registered Investment Adviser. In addition, Mr. Landa is the recipient of an award for academic excellence in the Boston Architectural Center ’s work study program.

Family Relationships

     There are no family relationships among our executive officers or directors or any individual nominated for election as a director.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information with respect to beneficial ownership of our Common Stock as of February 27, 2008 by (i) each person or entity who is known by us to own beneficially 5% or more of the outstanding shares of our Common Stock, (ii) each director and nominee, (iii) each named executive officer (as identified in the “2007 Summary Compensation Table”) and (iv) all current directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on a review of filing with the Securities and Exchange Commission and on information furnished to us by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares (1)	Percent of Total (1)

Joseph F. Longo (2) (8)	1,556,398	6.6%

Peter J. Scanlon (3) (8)	140,528	*

Ralph N. Dechiaro (4) (8)	89,116	*

Stephen J. Landa (5) (8)	35,868	*

L. Scott Barnard (6) (8)	54,000	*

Chase P. Withrow III (8) (14)	36,864	*

Joseph A. Equale (7) (8)	69,000	*

John J. Fitzpatrick (6) (8)	54,000	*

Northshore Asset Management, LLC (9) (10) (11)	3,806,391	16.5%
c/o Arthur J. Steinberg, not individually
but solely in his capacity as Receiver
of Northshore Asset Management, LLC and
related entities
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022

Arthur J. Steinberg, not individually	4,806,391	20.8%
but solely in his capacity as Receiver of
Northshore Asset Management, LLC,
Astor Fund, L.P. and related entities (9) (10) (11)
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022

Connecticut Banking Commissioner Howard	4,806,391	20.8%
F. Pitkin, (successor to John P. Burke), not
individually but solely in his capacity as
Receiver of Circle Trust Company (9) (10) (11)
c/o State of Connecticut Department of
Banking
260 Constitution Plaza
Hartford, CT 06103

FB U.S. Investments, L.L.C.	5,329,174	20.4%
1285 Sable Palms Drive
Mobile, Alabama 36695 (12)

Name and Address of Beneficial Owner	Number of Shares(1)	Percent of Total(1)

Francisco J. Rivera Fernandez
PO Box 11852
San Juan, Puerto Rico 00922 (13)	2,100,000	8.6%

All officers and directors as a group
(8 persons)	2,035,774	8.6%

Represents less than one percent (1%).

(1)	The beneficial ownership is calculated based on 23,088,675 shares of our common stock outstanding as of February 27, 2008. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. In computing the number of shares beneficially owned by a person in the column and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that were exercisable at or within 60 days of February 27, 2008 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment p ower with respect to the shares set forth opposite such shareholder’s name.

(2)	Includes 332,500 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008.

(3)	Includes 112,500 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008, and 28,028 shares that have vested through February 27, 2008 through the Company's 401(k) plan.

(4)	Includes 50,500 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008, and 28,116 shares that have vested through February 27, 2008 through the Company's 401(k) plan.

(5)	Includes 22,500 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008, and 7,368 shares that have vested through February 27, 2008 through the Company's 401(k) plan.

(6)	Includes 54,000 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008.

(7)	Includes 69,000 shares subject to options that are currently exercisable and/or options that are exercisable within 60 days of February 27, 2008.

(8)	Address is 88 Danbury Road, Suite 2A, Wilton, Connecticut 06897.

(9)	Arthur J. Steinberg is the Receiver of Northshore Asset Management, LLC, a Delaware limited liability company, Saldutti Capital Management, L.P., a New York limited partnership, Ardent Research Partners, L.P., a New York limited partnership, and Ardent Research Partners, Ltd., an open-ended limited liability investment company incorporated under the International Business Companies Act, 1989 (as amended) of The Commonwealth of The Bahamas and certain other related entities (including The Astor Fund, L.P., a Delaware limited partnership). You should read Footnote 10 to this table, which contains additional details as to these matters. Of these shares of our common stock, (a) 3,558,347 are held by Northshore Asset Management, LLC for the benefit of The Astor Fund, L.P. (and The Astor Fund, L.P., is managed by Northshore Asset Management, LLC), (b) 120,772 shares are held by Ardent Research Partners, L.P., and (c) 127,272 sh ares are held by Ardent Research Partners, Ltd. Ardent Research Partners, L.P. and Ardent Research Partners, Ltd. are managed by Saldutti Capital Management, L.P. Northshore Asset

Management, LLC is the general partner of Ardent Research Partners, L.P. and owns Saldutti Capital Management, L.P. Accordingly, (i) the Northshore Receiver may be deemed to share beneficial ownership and the power to dispose of and to vote all of the shares of our common stock beneficially owned by Northshore Asset Management, LLC, Ardent Research Partners, L.P., Ardent Research Partners, Ltd. and The Astor Fund, L.P., (ii) The Astor Fund, L.P. may be deemed to share beneficial ownership and the power to dispose of and to vote the 3,558,347 held by Northshore Asset Management, LLC, (iii) Saldutti Capital Management, L.P., may be deemed to share the beneficial ownership and the power to dispose of and to vote the 248,044 shares of our common stock beneficially owned in the aggregate by Ardent Research Partners, L.P. and Ardent Research Partners, Ltd., (iv) Ardent Research Partners, L.P. may be deemed to share the benefici al ownership and the power to dispose of and to vote 120,772 shares of our common stock, and (v) Ardent Research Partners, Ltd. may be deemed to share the beneficial ownership and the power to dispose of and to vote 127,272 shares of our common stock. In addition, Mr. Steinberg also serves as the Receiver of an entity that owns 94% of the equity interests of Circle Trust Company. Circle Trust Company is in a separate receivership proceeding. You should read Footnote 12 to this table, which contains additional details as to these matters. Mr. Steinberg expressly disclaims beneficial ownership of any shares of our common stock.

(10)	On February 16, 2005, upon application of the Securities and Exchange Commission, the United States District Court for the Southern District of New York entered an order appointing Arthur J. Steinberg to act as the temporary Receiver of Northshore Asset Management, LLC, Ardent Research Partners, L.P., Ardent Research Partners, Ltd., Saldutti Capital Management, L.P., and certain other related entities. That court entered subsequent orders appointing Mr. Steinberg as the permanent Receiver of these entities. Based on the powers granted to him pursuant to these and other orders entered by that court, Mr. Steinberg not individually, but solely in his capacity as the Receiver of Northshore Asset Management, LLC, Ardent Research Partners, L.P., Ardent Research Partners, Ltd., Saldutti Capital Management, L.P., and certain other related entities, whom we sometimes refer to in this proxy statement as the Northshore Receiver, may be deemed to share beneficial ownership and have the shared power to vote and dispose of 3,806,391 shares of our common stock, held in the aggregate by Northshore Asset Management, LLC, Ardent Research Partners, L.P., Ardent Research Partners, Ltd., and the other entities described in Footnote 9 to this table. You should read Footnote 9 to this table, which contains additional details as to these matters. In addition, by virtue of the Settlement Agreement dated as of May 25, 2006, which we sometimes refer to in this proxy statement as the Settlement Agreement, between the Northshore Receiver and the Circle Receiver, and due to certain other factors, the Northshore Receiver may be deemed to be the beneficial owner and have the shared power with the Circle Receiver to direct the disposition and voting of an additional 1,000,000 shares of our common stock of which the Circle Receiver may be deemed to have beneficial ownership. You should read Fo otnote 12 to this table, which contains additional details as to these matters. Mr. Steinberg expressly disclaims beneficial ownership of any shares of our common stock.

(11)	On September 30, 2005, pursuant to the provisions of Chapter 664c of the Connecticut General Statutes, the Superior Court for the Judicial District of Hartford, Connecticut, appointed the Connecticut Bank Commissioner, John P. Burke, as the Receiver of Circle Trust Company. On October 1, 2006, Howard F.Pitkin was appointed as the successor to Mr. Burke, to serve as the Connecticut Bank Commissioner and the Receiver of Circle Trust Company, upon Mr. Burke’s retirement. We sometimes refer to Mr. Burke, Connecticut Banking Commissioner, solely in his capacity as the Receiver of Circle Trust Company through the date of his retirement and to Mr. Pitkin, Connecticut Banking Commissioner, solely in his capacity as the Receiver of Circle Trust Company after such date, as the Circle Receiver. On August 27, 2004, Northshore Asset Management, LLC contributed 1,00 0,000 shares of our common stock to the capital of Circle Trust Company. Circle Trust Company shared beneficial ownership of 1,000,000 shares of our common stock. The Northshore Receiver is the Receiver for the entity which owns 94% of the equity interests of Circle Trust Company. Based on the powers and authority granted to the Circle Receiver by order of the Superior Court for the Judicial District of Hartford, Connecticut, the Circle Receiver, not individually, but solely in his capacity as Receiver of Circle Trust Company and as a result of the Settlement Agreement, may be deemed to share beneficial ownership and share the power to vote and dispose of 4,806,391 shares of our common stock due to the following: (i) 1,000,000 shares of our common stock that may be deemed to be beneficially owned by the Circle Receiver (which were contributed to Circle Trust Company) and (ii) by virtue of the Settlement Agreement, 3,806,391 shares of our common stock, that may be deemed to be beneficially owned by the Northshore Receiver. You should read footnotes 9 and 10 to this table, which contain additional details as to these matters. Mr. Pitkin expressly disclaims beneficial ownership of any shares of our common stock.

(12)	Includes 3,058,336 warrants that are exercisable within 60 days of February 27, 2008.

(13)	Includes 1,400,000 warrants that are exercisable within 60 days of February 27, 2008.

(14)	Includes 30,000 shares subject to options that are currently exercisable or that are exercisable within 60 days of February 27, 2008. Includes 3,425 common shares owned by Mr. Withrow’s wife for which Mr. Withrow disclaims beneficial ownership.

BOARD MEETINGS AND COMMITTEES

     The Board has a standing Audit Committee and a standing Compensation Committee; however, the Board does not presently have a standing nominating committee, which functions are carried out by the entire Board. The Board believes that their processses effectively serve the functions of a nominating committee and do not believe that there is a need for a separate, formal nominating committee at this time.

Meetings of the Board of Directors

     The Board held three meetings during the fiscal year ended October 31, 2007 and acted by written consent on two occasions. All of the Company’s directors that currently serve on the Board attended at least 75% of the meetings of the Board and any applicable committee. We encourage directors to attend the Company’s annual meeting of shareholders. Last year all of our directors attended our annual meeting of shareholders.

Audit Committee

      During fiscal 2007, the Audit Committee consisted of Messrs. Joseph A. Equale (Chairman), L. Scott Barnard and John J. Fitzpatrick. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee performs the functions set forth in a written charter of the Audit Committee and is responsible for policies, procedures and other matters relating to accounting, internal, financial controls and financial reporting, including the engagement of independent registered public accountants and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company’s financial statements following completion of each audit. The Audit Committee Charter is a ttached hereto as Annex A to this proxy statement.

     Messrs. Equale, Fitzpatrick and Barnard are each considered “independent,” as defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules and regulations of the Securities and Exchange Commission ("SEC"). The Board has determined that based on the credentials of Mr. Equale, the Chairman of the Audit Committee, Mr. Equale qualifies as an “audit committee financial expert” within the meaning of SEC regulations. During fiscal 2007, the Audit Committee held four meetings.

Compensation Committee

     The Compensation Committee consists of three directors. The Compensation Committee acts under a written charter, which was adopted by the Board in August 2003 and is attached hereto as Annex B. The charter provides that the Compensation Committee is responsible for, among other things, ensuring that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee is also responsible for communicating to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the SEC.

       During fiscal 2007, the Compensation Committee consisted of John J. Fitzpatrick (Chairman), Joseph A. Equale and Chase P. Withrow III. During the 2007 fiscal year, the Compensation Committee held three meetings.

     Messrs. Fitzpatrick, Equale and Withrow are each considered “independent,” as defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules and SEC regulations.

Directors Nominations

     Historically, the Company has not been presented with a nominee for director by any of its shareholders and accordingly, the Board does not have a formal process in place for nominating directors but is actively in the process of developing one and expects to adopt such a process in the near future. Nevertheless, the Board would consider qualified nominees recommended by the shareholders in accordance with the procedures set forth in the Company’s Bylaws. Absent special circumstances, the Board will continue to nominate qualified incumbent directors whom the Board believes will continue to make an important contribution to the Company. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual's experience, integrity, competence, diversity, skills and dedication i n the context of the needs of the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company.

     The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of shareholders.

Communications with Directors

     Shareholders may contact any of the Company’s directors by writing to them at Startech Environmental Corporation, 88 Danbury Road, Suite 2A, Wilton, CT 06897. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt one in the near future.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee acts under a written charter, which was adopted by the Board in August 2003 and is attached hereto as Annex A. The charter, which includes standards set forth in SEC regulations and NASDAQ rules, provides that the Audit Committee assist the Company with:

•	overseeing and monitoring the auditing and integrity of the Company’s financial statements;

•	qualification and independence of the Company’s independent registered public accountants;

•	performance of the Company’s independent registered public accountants;

•	compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and

•	accounting and financial reporting process.

     In connection with its oversight and monitoring of the auditing and integrity of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accountants all financial statements prior to their issuance. Management advised the Audit Committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also discussed with the Company’s independent registered public accountants matters relating to its independence, including a review of audit fees and the disclosures made to the audit committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

       Taking all of these reviews and discussions into account, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee: Joseph A. Equale (Chairman) L. Scott Barnard John L. Fitzpatrick

Beneficial Ownership Reporting Compliance

     On May 10, 2007, Messrs. Barnard, Equale, Fitzpatrick and Withrow, our non-employee directors, each received options to purchase 15,000 shares of the Company’s Common Stock. These option grants were not reported in a timely manner with the SEC.

EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

      The Compensation Committee of our Board is responsible for establishing, implementing and continually monitoring adherence to our compensation philosophy. The Compensation Committee is currently composed of three (3) non-employee directors. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and stock option grants. The objectives of the Compensation Committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

       Throughout this compensation discussion and analysis, our Chief Executive Officer and Chief Financial Officer, as well as the other individuals included in the “2007 Summary Compensation Table” on page 21 are referred to as the "Named Executive Officers".

Executive Compensation Philosophy

     Our overall compensation program seeks to fairly and competitively compensate our Named Executive Officers, as well as provide incentive compensation that aligns their interests with those of our stockholders.

     The Compensation Committee believes that the compensation program for Named Executive Officers should be designed to retain and motivate talented executives responsible for our success, and should be determined within the competitive environment within which we are situated based on the achievement of our business objectives, individual contribution and financial performance. The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which we compete for the Named Executive Officers, taking into account the achievement of financial and individual performance goals, and aligning the interests of the executive officers with ours by providing them with an equity stake. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industr y corporations.

     In furtherance of this philosophy, the Compensation Committee believes that the Named Executive Officers should primarily be compensated through a competitive salary. Incentive compensation, based on our or individual achievement, is utilized to a limited extent. Perquisites and personal benefits are kept to a minimum.

     More specifically, the Compensation Committee believes that equity compensation is significant in that it aligns the interests of the Named Executive Officers with those of our shareholders, but annual grants are not necessary to achieve this goal. The Compensation Committee reserves the right to award bonuses after the end of each fiscal year, to the extent it believes it appropriate. In general, bonuses have been awarded infrequently.

Peer Group

     We do not compare our compensation arrangements to a formal peer group of companies since we do not believe that an adequate peer group exists for which compensation data is publicly available. Most of the companies in our industry are privately held, so that there is limited, if any, financial data in the public domain regarding the performance of competing companies.

     We continue to investigate whether there may be an appropriate peer group of similar companies for compensation purposes. Currently, the Compensation Committee believes that Integrated Environmental Technologies (IET) and MSE Technology Applications, Inc. (MSE) may be sufficiently similar to us to be peer group companies. Both IET and MSE are in the same industry as us, although IET offers a very different system from our technology (using a carbon rod plasma arc system whereas we use a plasma torch-based system). Both companies also are similar in size and development stage to us.

Objectives of Executive Compensation

     Overall, our compensation program is designed to attract, retain, inspire and reward executive officers who contribute to our overall success. The specific objectives of our executive compensation program are to:

  provide competitive total pay opportunities in order to attract, retain and motivate high-quality executive talent critical to our success;
  pay for performance through compensation that emphasizes competitive, merit-based salary increases and de-emphasizes entitlements and perquisites;
  create a mutuality of interest between executives and stockholders through a stock option program; and
  focus the executives’ attention on overall corporate objectives as well as each executive’s specific operational objectives.

     The Compensation Committee, together with our Board of Directors, sets our corporate goals and objectives, as well as objectives for each of the Named Executive Officers. At least annually, the Compensation Committee evaluates the Chief Executive Officer’s and the other Named Executive Officers’ performance in light of these goals and objectives and takes this evaluation into account in setting their annual compensation.

     Mr. Longo, our Chief Executive Officer, has an employment agreement with us. Nevertheless, significant aspects of Mr. Longo’s compensation still are within the Compensation Committee’s ongoing discretion. Any bonus and stock option grants are fully within the Compensation Committee’s discretion. With respect to base salary, the agreement specifies Mr. Longo’s salary, but the Compensation Committee has discretion to increase it, as the Compensation Committee did in August 2007, when it increased Mr. Longo’s base salary from $185,000 to $210,000. See “2007 Summary Compensation Table” and “Potential Payments Upon Termination of Employment.”

Executive Compensation Components

     The compensation program for the Named Executive Officers consists of the following three primary components:

  base salary;
  stock options; and
  incentive bonus.

     Base Salary. We primarily compensate our Named Executive Officers with a competitive base salary. The Compensation Committee annually reviews and approves salaries for the Named Executive Officers. When setting salary levels, consideration is given to the executive’s overall responsibilities, professional qualifications, level of experience, individual performance, technical expertise and contribution to the business, and the combined value of these factors to our long-term performance and growth. The Compensation Committee applies these factors based upon its discretion and judgment; no specific formula is applied to determine the weight of each factor.

     Stock Options. The Compensation Committee provides the Named Executive Officers with long-term incentive compensation through grants of options to purchase the our common stock. Stock options align the interests of the Named Executive Officers with our stockholders and provide the recipient with a significant incentive to manage us from the perspective of an owner with an equity stake in the business. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value.

     Stock options are not granted annually, but at the discretion of the Compensation Committee. When granting stock options, the Compensation Committee ties the number of stock options awarded to our performance and to the individual contribution of the specific executive. In practice, the Compensation Committee establishes a target option award for each named executive officer, based on the officer’s position, responsibilities, and historical and expected future contributions to us. The target award is then adjusted as appropriate to conform to actual company and individual performance.

     Incentive Bonus. Bonuses are awarded by the Compensation Committee in its discretion, based on the gross sales for the applicable year. In most years, including our 2007 fiscal year, no bonuses were paid to the Named Executive Officers. The possibility of an incentive bonus provides an additional incentive to maximize our company’s and individual performance.

     The Compensation Committee is responsible for reviewing and approving bonuses for each named executive officer. Our Chief Executive Officer’s bonus is determined by the Compensation Committee, in accordance with the terms of his employment agreement, without participation by him. Bonus payments to the other Named Executive Officers are determined by the Compensation Committee in consultation with our Chief Executive Officer.

       The Compensation Committee determines the aggregate amount available for bonuses each year based on the gross sales for the year, as compared to the expectation for the year. Gross sales measures the growth of our business, both organically and through acquisitions, and provides an indication of future success. The aggregate bonus pool is then allocated among the eligible individuals based on:

• the performance of the individual’s function measured against corporate goals; and
• the individual’s individual performance during the year, measured against individual goals.

     Although actual performance measured against pre-established goals is the key component in determining both company and individual performance, our Compensation Committee may exercise discretion when determining whether company and/or a Named Executive Officer’s individual goals have been attained. During our 2007 fiscal year, no bonuses were paid to any of the executive officers.

Other Policies and Practices Related to Our Executive Compensation Program

Benefits Upon Termination of Employment

     The Compensation Committee believes that it is appropriate to provide key officers reasonable severance benefits in the event of certain terminations of employment. Accordingly, Mr. Longo’s employment agreement provides for severance and we have severance agreements with Messrs. Scanlon and Dechiaro. Messrs. Scanlon and Dechiaro are each entitled to four weeks of base salary for each year of service us. Mr. Scanlon has been with us for nine years and Mr. Dechiaro has been with us for five years. Additionally both executives are entitled up to 12 months of benefit continuation. Mr. Dechiaro will receive the severance in the event of an involuntary termination other than for cause, and Mr. Scanlon will receive the severance in the case of any termination, voluntary or involuntary, other than for cause. Mr. Longo is entitled to six months of base salary and benefits continuation. Mr. Longo will rec eive the severance in the event of any termination, voluntary or involuntary, other than death. If the termination is due to disability or is involuntary for any reason other than for cause, after the six-month severance period, Mr. Longo (and his surviving spouse) will receive additional termination benefits and lifetime reimbursement of gap medical insurance premiums to cover expenses not covered by Medicare or Medicaid. These severance payments and additional termination benefits are described in more detail below under the heading “Potential Payments Upon Termination of Employment.”

Pension and Retirement Benefits

     We maintain a 401(k) plan and provide employer matching contributions (subject to certain limitations) for employee contributions. The Named Executive Officers also are eligible to participate in the 401(k) plan. We do not provide the Named Executive Officers with any pension or other retirement benefits.

Perquisites and Other Personal Benefits

     We provide the Named Executive Officers with certain limited perquisites and personal benefits that we and the Compensation Committee believe are reasonable and consistent with the general practice of similarly situated companies. These additional benefits do not, and are not intended to, comprise a significant portion of the Named Executive Officers’ compensation.

     In addition to participation in our health plan and 401(k) plan (including the receipt of matching contributions), which apply to the same extent as to other employees, we provide the Named Executive Officers with directors and officers liability insurance and a monthly car allowance.

       The personal benefits described above are included in the “All Other Compensation” column of the “2007 Summary Compensation Table" on page 21.

Tax and Accounting Implications Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code limits to $1 million the annual tax deduction for compensation paid to each of the chief executive officer and any of the four highest paid other executive officers. However, compensation that qualifies as performance-based compensation is deductible even in excess of $1 million. The Named Executive Officers’ salary and bonus currently are not anticipated to exceed $1 million. Any compensation from stock options is expected to qualify as performance-based compensation and therefore be exempt from the Section 162(m) restrictions.

Nonqualified Deferred Compensation

     On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, adding Section 409A to the Internal Revenue Code, which changed the tax rules applicable to nonqualified deferred compensation arrangements. A violation of these new rules could result in the imposition of a 20% penalty tax on the affected executives. We believe that we are operating in compliance with Section 409A and the Treasury Regulations thereunder. The Compensation Committee, through its legal counsel, is monitoring compliance with Section 409A.

2007 Summary Compensation Table

				All
				Other
Name and Principal		Salary		Compensation		Total
Position	Year	($)		($)		($)

Joseph F. Longo
Chairman of the Board,
Chief Executive Officer
and President	2007	$191,731	(1)	$0		$191,731

Peter J. Scanlon
Vice President, Chief Financial
Officer, Treasurer and	2007	138,731	(2)	99,929	(3)	238,660
Secretary

Ralph N. Dechiaro
Vice President of Business
Development	2007	136,038	(4)	44,713	(5)	180,751

Stephen J. Landa
Vice President of
Sales and Marketing	2007	136,038	(7)	13,688	(7)	149,726

(1)	Representing an annual base salary of $185,000 until August 2007 and an annual base salary of $210,000 beginning August 1, 2007.

(2)	Representing an annual base salary of $130,000 until August 2007 and an annual base salary of $155,000 beginning August 1, 2007.

(3)	Representing (i) a monthly automobile allowance of $1,300, (ii) a monthly incentive payment of $6,000 through July 31, 2007, and $4,800 per month beginning on August 1, 2007, and (iii) 401(k) matching contributions of $15,929. The incentive payment is a monthly amount paid as an additional incentive to the executive to remain in our employ, but which may be reduced or eliminated at any time.

(4)	Representing an annual base salary of $130,000 until August 2007 and an annual base salary of $145,000 beginning August 1, 2007.

(5)	Representing (i) one-time automobile allowance of $6,000 , (ii) a monthly automobile allowance of $1,700,
(iii) a monthly incentive payment of $1,250 per month beginning September 1, 2007, and
(iv) 401(k) matching contributions of $15,813. The incentive payment is a monthly amount paid as an additional incentive to the executive to remain in our employ, but which may be reduced or eliminated at any time.

(6)	Representing an annual base salary of $130,000 until August 2007 and an annual base salary of $145,000 beginning August 1, 2007.

(7)	Representing 401(k) matching contributions of $13,688.

       Messrs. Longo, Scanlon and Dechiaro have written agreements with us.

       Mr. Longo’s employment agreement (the “CEO Agreement”) originally was effective as of January 1, 2004 for a three-year term. The CEO Agreement is automatically extended for one-year renewal terms unless Mr. Longo or we give written notice of non-renewal within 90 days before January 1. The term of the CEO Agreement has been extended through 2008. Under the CEO Agreement, Mr. Longo will serve as our Chief Executive Officer and President, with an annual base salary of $185,000, which was increased by the Compensation Committee to $210,000 on August 1, 2007.

     In the event that Mr. Longo’s employment terminates, we will pay Mr. Longo (or, if applicable, his surviving spouse or, if none, his estate or other legal representative) any accrued but unpaid compensation, unreimbursed reasonable business-related expenses and any benefits or payments due under any of our benefit, fringe benefit or arrangement with respect to the period prior to such date of termination. In addition, if Mr. Longo’s employment terminates for any reason other than death, Mr. Longo shall receive continued payment of his base salary and continued eligibility for benefits, both for six months following the date of termination. If the termination is due to disability or is involuntary for any reason other than for cause, after the six-month severance period, Mr. Longo (and his surviving spouse) will receive additional termination benefits and lifetime reimbursement of gap medica l insurance premiums to cover expenses not covered by Medicare or Medicaid. On January 28, 2008, the parties executed an amendment to clarify provisions with respect to such agreement. These severance payments and additional termination benefits are described in more detail below under the heading “Potential Payments Upon Termination of Employment.”

     On December 1, 2005, we entered into an agreement with Mr. Dechiaro, pursuant to which we agreed to pay Mr. Dechiaro severance in the event that his employment involuntarily terminates other than for cause. The severance payments equal four weeks of base salary for each year of service. Mr. Dechiaro has been with us for five years. In additional, Mr. Dechiaro is entitled up to a maximum of 12 months of benefit continuation. These severance payments are described in more detail below under the heading “Potential Payments Upon Termination of Employment.”

     On December 13, 2005, we entered into an agreement with Mr. Scanlon, pursuant to which we agreed to pay Mr. Scanlon severance in the event that his employment terminates other than for cause. Mr. Scanlon will receive the severance in the case of any termination, voluntary or involuntary, other than for cause. The severance payments equal four weeks of base salary for each year of service. Mr. Scanlon has been with us for nine years. Additionally, he is entitled up to a maximum of 12 months of benefit continuation. These severance payments are described in more detail below under the heading “Potential Payments Upon Termination of Employment.”

     The following table shows the base pay levels of our Named Executive Officers and the increases recently implemented.

Annualized Base Pay for Our Named Executive Officers Table

	Annualized	Annualized		Annualized
	Base Pay	Base Pay		Base Pay
	Calendar	Calendar		Calendar
	Year	Year	Percentage	Year	Percentage
Name	2006	2007	Increase	2008	Increase

Joseph F. Longo	$185,000	$210,000	13.5%	$210,000	0.0%
Peter J. Scanlon	130,000	155,000	19.2%	155,000	0.0%
Ralph N. Dechiaro	130,000	145,000	11.5%	145,000	0.0%
Stephen J. Landa	130,000	145,000	11.5%	145,000	0.0%

Outstanding Equity Awards at Fiscal Year End 2007 Table

	Option Awards
	Number of Securities
	Underlying	Option	Option
	Unexercised Options	Exercise	Expiration
Name	(#) Exercisable	Price ($)	Date

Joseph F. Longo –	15,000	$2.400	10/31/2015
Chairman, Chief Executive	10,000	0.930	12/31/2012
Officer and President	10,000	2.030	12/13/2011
	40,000	5.625	12/20/2010
	250,000	6.000	11/01/2009

Peter J. Scanlon –	15,000	2.400	10/31/2015
Vice President, Chief Financial	30,000	2.300	08/05/2015
Officer, Treasurer and	15,000	2.030	12/13/2011
Secretary	25,000	5.625	12/20/2010
	20,000	6.000	11/01/2009

Ralph N. Dechiaro –	15,000	2.400	10/31/2015
Vice President of Business	25,000	1.900	12/14/2014
Development	3,000	3.000	02/20/2012

Stephen J. Landa –
Vice President of Sales and
Marketing	15,000	2.400	10/31/2015

There were no options exercised by any of our Named Executive Officers. We have not granted any  restricted shares of our common stock.

Potential Payments Upon Termination of Employment

     Other than matching 401(k) contributions, we provide no pension benefits to our Named Executive Officers. We do, however, have agreements with three of our Named Executive Officers providing severance payments. In the event that Messrs. Longo, Scanlon and Dechiaro had terminated their employment on October 31, 2007, the last day of our fiscal year, they would have received the following severance benefits:

Name	Amount		Payment Schedule

			$105,000 paid in a lump sum six
			months after termination of
Joseph F. Longo	$115,000	(1)	employment. (2) (3)

			$107,308 paid in a lump sum six
			months after termination of
Peter J. Scanlon	$127,308	(4)	employment. (5)

			$55,769 paid in a lump sum
			within 30 days following
Ralph N. Dechiaro	$75,769	(6)	termination of employment. (7)

(1)	Representing $105,000 of cash severance, equal to six months of base salary and $10,000 of medical/health benefits continuation for 6 months, based on the current cost to us of providing such benefits. Mr. Longo will receive the severance in the event of any termination, voluntary or involuntary, other than death.

(2)	The cash severance would be paid over the six-month severance period, but pursuant to Section 409A of the Internal Revenue Code no payments will be made until six months after the termination of employment.
The benefits continuation would be provided over the six-month period following the termination of employment.

(3)	Mr. Longo’s employment agreement provides that if his employment is terminated due to disability or he is involuntarily terminated for any reason other than for cause, he is entitled to additional termination benefits, including an annual payment of $97,500, beginning six months after termination of employment
(after the severance period), for the remainder of his life. If Mr. Longo is survived by his spouse, she will receive half of that amount ($48,750) for her life. In addition, Mr. Longo (and his surviving spouse) will receive lifetime reimbursement of gap medical insurance premiums to cover expenses not covered by
Medicare or Medicaid. The Compensation Committee granted these benefits to Mr. Longo in recognition of his services to us. These additional termination benefits will not increase based on Mr. Longo’s years of service with us. These entitlements are unfunded and Mr. Longo’s rights to these benefits are as an unsecured general creditor to us. On January 28, 2008, the parties executed an amendment to clarify provisions with respect to such agreement. Had Mr. Longo been involuntarily terminated or terminated due to disability on October 31, 2007, we estimate that the total future payments associated with Mr. Longo’s additional termination benefits would be approximately $1,370,000. This estimate is based on a 10.5 year life expectancy for Mr. Longo and a 16.0 year life expectancy for Mrs. Longo, based on their gender and current age, in accordance with the National Vital Statistics Reports, which is published by the U.S.
National Center for Health Statistics. In addition, we estimated annual cost per person for the lifetime reimbursement of gap medical insurance premiums to be $5,000, based on materials published on
www.medicare.gov.

(4)	Representing $107,308 of cash severance, equal to nine months of base salary (based on Mr. Scanlon’s entitlement to four weeks of base salary for each of his nine years of service with us) and $20,000 of medical/health benefits continuation for 12 months, based on the current cost to us of providing such benefits. Mr. Scanlon will receive the severance in the case of any termination, voluntary or involuntary, other than for cause.

(5)	Although Mr. Scanlon’s severance agreement does not specify the form of payment, our intention and that of Mr. Scanlon is that the severance would be paid in a lump sum six months after the termination of employment. We intend to amend the severance agreement to provide for this payment schedule. The benefits continuation would be provided over the 12-month period following the termination of employment.

(6)	Representing $55,769 of cash severance, equal to five months of base salary (based on Mr. Dechiaro’s entitlement to four weeks of base salary for each of his five years of service with us) and $20,000 of medical/health benefits continuation for 12 months, based on the current cost to us of providing such benefits. Mr. Dechiaro will receive the severance in the event of an involuntary termination other than for cause.

(7)	Although Mr. Dechiaro’s severance agreement does not specify the form of payment, our intention and that of Mr. Dechiaro is that the severance would be paid in a lump sum within 30 days after the termination of employment. We intend to amend the severance agreement to provide for this payment schedule. The benefits continuation would be provided over the 12-month period following the termination of employment.

Director Compensation

     The objectives for our non-employee director compensation program are to attract highly-qualified individuals to serve on our Board of Directors and align our directors’ interests with the interests of our shareholders.

     For our 2007 fiscal year, the Compensation Committee reviewed the design of our director compensation program. The Compensation Committee determined not to recommend any changes to our Board of Directors for the 2007 fiscal year. Directors who were our officers and employees received no additional compensation for acting as directors. All independent directors received an annual retainer of $6,000 per year, plus an additional fee of $750 for each meeting attended in per person, or $350 for each meeting via teleconference or videoconference. The chairman of the Audit Committee received an additional fee of $4,000 per annum and all other members of the Audit Committee received an additional fee of $2,000 per year. The chairman of Compensation Committee received an additional $2,000 per year and all other members of the Compensation Committee received an additional $1,000 per year. Upon being appointed to the Board of Directors, independent directors receive an initial option grant of 30,000 options, which options contain a three-year cliff vesting period. Thereafter, each independent director receives an annual option grant of 15,000 options with an annual one-year vesting period. All independent directors are reimbursed for out-of-pocket expenses.

        Our directors aggregate compensation for our 2007 fiscal year was as follows:

2007 Director Compensation Table

	Fees
	Earned or
	Paid in
	Cash 2007	Option Awards
Name	($)	($)(1)	Total

Joseph A. Equale	$14,750	$45,034	$59,784
L. Scott Barnard	$11,000	$45,034	$56,034
John J. Fitzpatrick (2)	$13,750	$45,034	$58,784
Chase P. Withrow III	$10,750	$74,018	$84,768

(1)	The amounts shown in this column include the amount that we expensed during our 2007 fiscal year for the options granted for the 2006 and 2007 fiscal years. Options granted in the 2006 and 2007 fiscal years vested over 12 months and their grant date fair value was amortized over the service period in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004). Messrs. Equale, Fitzpatrick and Barnard each, as non-employee directors, received options to purchase 15,000 shares in each of our 2006 and 2007 fiscal years. Mr. Withrow received an initial option grant of 30,000 shares in the 2006 fiscal year upon being appointed a director. He received options to purchase 15,000 shares in the 2007 fiscal year. The aggregate number of options held by directors as of October 31, 2007: Mr. Equale, 84,000; Mr. Barnard, 69,000; Mr. Fitzpatrick, 69,000; and Mr. Withrow III, 45,000. The assumptions used to determine the value of the stock option grants are set forth in Note 9 to the financial statements included within Form 10-K for the fiscal year ended October 31, 2007.

(2)	While Mr. Fitzpatrick remained as an audit committee member in the 2007 fiscal year, he also assumed the additional responsibility as Chairman of the
Compensation Committee.

     For our 2008 fiscal year, the Compensation Committee reviewed and approved the CEO's recommendation to increase the amount of our directors’ compensation. Directors who will then currently be our officers and employees will receive no additional compensation for acting as directors. All independent directors will receive an annual retainer of $10,000 per year, plus an additional fee of $2,000 for each meeting attended in per person, or $1,000 for each meeting via teleconference or videoconference. The chairman of the Audit Committee will receive an additional fee of $6,000 per annum and all other members of the Audit Committee will receive an additional fee of $2,000 per year, plus each will receive an additional fee of $1,000 for each meeting attended in person, or $500 for each meeting via teleconference or videoconference. The chairman of the Compensation Committee will receive an additional $4,000 per year and all other members of the Compensation Committee will receive an additional $1,000 per year, plus each will receive an additional fee of $1,000 for each meeting attended in person, or $500 for each meeting via teleconference or videoconference. Upon being appointed to the Board of Directors, independent directors will receive an initial option grant of 30,000 options, which options contain a three-year cliff vesting period. Thereafter, each independent director will receive an annual option grant of 15,000 options with an annual one-year vesting period. All independent directors are reimbursed for out-of-pocket expenses.

CODE OF ETHICS

     We have a Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer, financial managers and any persons performing similar finance and accounting functions. We will provide to any person, without charge, upon request, a copy of the Code of Ethics. Requests for a copy may be made, in writing, to us at the following address:

Startech Environmental Corporation 15 Old Danbury Road, Suite 203 Wilton, CT 06897 Attn: Chief Financial Officer

PROPOSAL NO. 2

REINCORPORATION FROM COLORADO TO DELAWARE

Overview

       Shareholders of the Company are being asked to vote upon the reincorporation of the Company from the State of Colorado, our current state of incorporation, to the State of Delaware (the “Reincorporation Proposal”). The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and between the Company and a newly-formed Delaware corporation (hereinafter also called “S tartech Delaware”) that will be formed as a wholly-owned subsidiary of the Company. On February 5, 2008, the Board unanimously approved the Merger Agreement. The Merger Agreement is attached as Annex C to this Proxy Statement.

       Approval of the merger of the Company with and into Startech Delaware (the “Merger”) and the Reincorporation Proposal, which will also constitute approval of the Certificate of Incorporation of Startech Delaware (the “Delaware Certificate”) and the Bylaws of Startech Delaware (the “Delaware Bylaws”), copies of which are at tached to this Proxy Statement as Annex D and Annex E, respectively, will require the affirmative vote of the holders of a majority of outstanding shares of Common Stock of the Company entitled to vote thereon as of the Record Date.

     The discussion below is qualified in its entirety by reference to the full text of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws, and by the applicable provisions of the Colorado Business Corporation Act (“CBCA”) and the Delaware General Corporation Law (“DGCL”).

No Change In Name, Business, Jobs, Management, Or Physical Location

     The Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The Merger will not, however, result in any change in the name, corporate headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than costs incident to the Merger, which costs management considers immaterial). None of the Company’s subsidiaries will change their respective states or jurisdictions of incorporation as a result of the Merger. The Company’s management and members of the Company’s board of directors will assume identical positions with Startech Delaware as the positions they hold with the Company immediately prior to the Merger. The Company will not enter into any new employment agreements with the executive officers or employees of the Company, and none of the Company’s executive officers, directors or employees has any direct or indirect interest pursuant to the Merger. All employee benefit, stock option and employee stock purchase plans of the Company will be assumed by Startech Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Common Stock of Startech Delaware, at the same price per share, upon the same terms and subject to the same conditions. Approval of the Merger constitutes approval of the continuation of these plans as plans of Startech Delaware. Other employee benefit arrangements of the Company will also be continued by Startech Delaware upon the terms and subject to the conditions currently in effect. We believe that the Merger will not affect any of the Company’s material contracts with any th ird parties and that the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Startech Delaware.

Conversion Of Colorado Company Shares Into Delaware Company Shares

     Upon the effective time of the Merger, each issued and outstanding share of the Company’s Common Stock, no par value (the “Company Common Stock”) will be converted into an equivalent number of shares of Common Stock of Startech Delaware, par value $0.001 per share (the “Delaware Common Stock”). The shares of Delaware Common Stock will continue to be traded on the Over-The-Counter Bulletin Board under the symbol “STHK.OB.”

     PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY’S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF STARTECH DELAWARE. HOWEVER, SHAREHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE.

     AFTER THE EFFECTIVE DATE OF THE MERGER, DELIVERY OF THE COMPANY’S COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF STARTECH DELAWARE’S COMMON STOCK.

Principal Reasons For The Reincorporation

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware as their jurisdiction of organization. In addition, Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing the DGCL and establishing legal principles and policies regarding publicly-held Delaware corporations. We believe that for these reasons, the DGCL will provide greater legal predictability with respect to our corporate legal matters than we currently have under the CBCA. The Company does not have any operations in the State of Colorado. The principal operations of the Company are, and will continue to be, conducted in Wilton, Connecticut.

Attractiveness of Delaware Law to Directors and Officers.

     We believe that reorganizing under Delaware law may enhance our ability to retain and attract qualified directors and officers. The DGCL, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under the CBCA. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors under the DGCL may enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our shareh olders from possible abuses by directors and officers. For example, under Delaware law, directors’ personal liability cannot be eliminated for:

•	any breach of the director’s duty of loyalty to the corporation or its shareholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	unlawful payment of dividends or unlawful repurchases or redemptions of stock; or
•	any transactions from which the director derived an improper personal benefit.

Startech Delaware

     Startech Delaware will be incorporated under the DGCL as a wholly owned subsidiary of the Company, exclusively for the purpose of merging with the Company. The address and phone number of Startech Delaware’s principal office are the same as those of the Company. Prior to the Merger, Startech Delaware will not have any material assets or liabilities and will not have carried on any business. Upon completion of the Merger, the rights of the shareholders of Startech Delaware will be governed by the DGCL, the Delaware Certificate and the Delaware Bylaws.

The Merger Agreement

     The Merger will be effected by merging the Company with and into a newly-formed Delaware corporation that is a wholly-owned subsidiary of the Company, to be renamed Startech Environmental Corporation in the Merger, pursuant to the terms of the Merger Agreement. Upon completion of the Merger, the Company, as a corporate entity, will cease to exist and Startech Delaware will succeed to the assets and liabilities of the Company and will continue to operate the business of the Company under the name “Startech Environmental Corporation.” As provided by the Merger Agreement, each outstanding share of Company Common Stock will be automatically converted into one share of Delaware Common Stock, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same number of shares of Delaware Common Stock.

Effective Time

     If approved by the requisite vote of the holders of shares of Company Common Stock, it is anticipated that the Merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with §252 of the DGCL. However, the Merger Agreement may be terminated and abandoned by action of the Board at any time prior to the effective time of the Merger, whether before or after the approval by holders of shares of Company Common Stock, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would not be advisable or not in the best interests of the Company and its share holders.

Effect Of Not Obtaining The Required Vote For Approval

     If the Reincorporation Proposal does not receive the requisite vote for approval, the Merger will not be consummated and the Company will continue to be incorporated in Colorado.

Comparison Of Shareholder Rights Before And After The Reincorporation

     The rights of the Company’s shareholders are currently governed by the CBCA, Colorado common law, the Company’s Articles of Incorporation (the “Colorado Articles”) and the Company’s Bylaws (the “Colorado Bylaws”). The Colorado Articles and the Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 88 Danbury Road, Wilton, Connecticut 06897.

     The rights of Startech Delaware’s shareholders after the completion of the Merger will be governed by the DGCL, Delaware common law, the Delaware Certificate and the Delaware Bylaws.

     Summarized below are the most significant differences between the rights of shareholders of the Company before and after the reincorporation. Certain technical changes will be made to the Delaware Certificate and the Delaware Bylaws in comparison to the Colorado Articles and the Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA.

     The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, between the CBCA and the DGCL, and is qualified in its entirety by reference to the CBCA, the Colorado Articles, the Colorado Bylaws, the DGCL, the Delaware Certificate and the Delaware Bylaws.

COLORADO	DELAWARE

AUTHORIZED SHARES

The authorized capital stock of the Company consists of 810,000,000	The authorized capital stock of Startech Delaware will consist of 810,000,000
shares, consisting of 800,000,000 shares of Common Stock, no par value,	shares, consisting of 800,000,000 shares of Common Stock, par value
and 10,000,000 shares of preferred stock, no par value. 2,500,000 shares	$0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share,
of the Company’s preferred stock are designated as Series A Cumulative	to be issued from time to time with such rights, preferences and priorities as
Convertible Redeemable Preferred Stock, no par value per share	the Board shall designate.
(the “Series A Preferred Stock”), and have the rights and preferences stated in the Colorado Articles of Incorporation. Such rights include preferences with respect to payment of dividends, conversion terms, including optional and mandatory redemption and conversion terms, voting rights and preferences in liquidation. No shares of Series A
Preferred Stock have been issued, and there is no present intention to issue any shares of Series A Preferred Stock

"BLANK CHECK" PREFERRED STOCK"

The Colorado Articles do not provide for the	The Delaware Certificate provides for the issuance of up to 10,000,000 shares of blank
issuance of preferred stock of any type.	check preferred stock. The rights and limitations of the preferred stock are to the fullest extent permitted by the DGCL, and the Board may, without the need for further shareholder approval, issue shares of preferred stock in one or more series, and fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, conversion privileges and other rights and limitations to the extent permitted by the DGCL. The Board would also be permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued in connection with the reincorporation. The authorized shares of preferred stock may be used for any proper corporate purpose approved by the Board. Their availability enables the Board to act with flexibility and dispatch when favorable capital raising or acquisition opportunities arise which permit the use of equity securities other than Common Stock. Under certain circumstances, the preferred stock could have anti-takeover effects. The terms of the preferred stock, and the ability of the Board to give the preferred stock a wide array of voting rights, could discourage or thwart persons seeking to effect a takeover or otherwise gain control of the Company.

COLORADO	DELAWARE

ACTION BY SHAREHOLDERS WITHOUT A MEETING

The CBCA requires unanimous written consent for any shareholder action taken without a meeting, unless a provision is contained in a corporation’s articles of incorporation that allows holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted to take such action by consent. The Colorado Articles do not contain such a provision.

The Delaware Bylaws require stockholder actions to be taken at a duly called meeting. Stockholders may not take action by written consent without a meeting.

REMOVAL OF DIRECTORS

The Colorado Articles, in conformance with the CBCA, provide that any director may be removed, with or without cause, by shareholders if the votes cast in favor of removal exceed the votes cast against removal, at a shareholder meeting duly called and held for the specific purpose of removing a director or directors.

The DGCL and Startech Delaware’s Bylaws allow for the removal, with or without cause, of any or all members of the Board by the vote of the holders of a majority of shares entitled to vote; however, the Startech Delaware Bylaws provide for removal of members of the Board by the vote of holders of a majority of the shares entitled to vote for cause only.

COMMITTEES THE BOARD OF DIRECTORS

The Colorado Bylaws provide that the Board may designate from among its members, an executive and one or more other committees. With the exception of certain actions set forth in Section 7-108-206 of the CBCA, which generally prohibit committees from approving significant transactions or taking significant actions, the committees may exercise the authority granted to them by the Board.

The Delaware Bylaws provide that the Board may designate one or more committees, each of which shall consist of two or more members of the Board. With the exception of certain actions set forth in the Delaware Bylaws, the committees may exercise all of the authority of the Board to the extent provided in a resolution of the Board.

INDEMNIFICATION

The Colorado Articles provide that a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for the director’s breach of his or her fiduciary duties, except for monetary damages for (i) any breach of the director’s duty of loyalty to the Company; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-5-114 (now Section 7-108-403) of the CBCA; or (iv) any transaction from which the director der ived an improper personal benefit. In addition, the Colorado Articles provide that, in the event that the CBCA is amended to authorize additional indemnification for directors, the Company’s directors are to be indemnified to the fullest extent permitted by the CBCA. In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders' meeting, a notice of all indemnificaion of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.

The Delaware Certificate provides that the officers and directors of Startech Delaware are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws do not contain the following provisions that address matters expressly required by Colorado law (but not by Delaware law): (i) limiting indemnification of a director or officer with respect to a personal benefit improperly received or (ii) the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of Startech Delaware in connection with a proceeding by or in the right Startech  Delaware.

COLORADO	DELAWARE

RECORD DATE

Consistent with the CBCA, the Colorado Bylaws	Consistent with the DGCL, the Delaware
provide that with respect to all actions requiring the	Bylaws provide that the record date is not to
fixing of a record date, the record date is not to be	be more than 60 days (nor fewer than 10 days
more than seventy (70) days (nor fewer than then	in the event of a meeting) before a meeting or
(10) days in the event of a meeting) before a meeting	action requiring determination of stockholders.
or action requiring a determination of shareholders.

AMENDING THE CHARTER

The CBCA provides that amendments to a	In accordance with the DGCL, amendments to
corporation’s articles of incorporation (other than	the Delaware Certificate generally require that
certain ministerial amendments that may be made by	the Board adopt a resolution setting forth the
the board of directors, without shareholder action)	amendment, declaring its advisability and
may be proposed by the board of directors or by the	submitting it to a vote of the stockholders (i.e.,
holders of shares representing at least 10% of all of	stockholders are not entitled to enact an
the votes entitled to be cast on the amendment. The	amendment to the Delaware Certificate
board must recommend the amendment to the	without any Board action).
shareholders, unless the amendment is being
proposed by the shareholders, or unless the board
determines that because of a conflict of interest or
other special circumstances it should make no
recommendation and communicates the basis for its
determination to the shareholders.

DIVIDENDS

The Colorado Articles permit the Board to pay	The Delaware Certificate provides that dividends may be
dividends in cash, property or shares to holders of the	paid as and when declared by the Board. The DGCL
Company Preferred Stock to the extent that earned	provides that dividends may be declared either out of
surplus for that year is available. In the event that	surplus, or in the event there is no surplus, out of net profits
holders of the Company Preferred Stock have	for the fiscal year in which the dividend is declared
received the maximum allowable dividend for the	and/or the preceding fiscal year. Pursuant to the DGCL, the
year, the Board may pay dividends to holders of the	capital of the corporation is equal to the aggregate
Company Common Stock out of funds of the	par value of the shares of stock having par value.
Company as permitted by law. These provisions are
subject to the CBCA requirement that the payment of
dividends (which are referred to in the CBCA as
“distributions”) is generally permissible unless after
giving effect to the dividend or distribution, the
corporation would be unable to pay its debts as they
become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, or if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Under the CBCA, directors can be held personally liable for authorizing distributions in violation of law under certain circumstances.

COLORADO	DELAWARE

CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as	Pursuant to the DGCL, any records maintained by
permanent records minutes of all meetings of the shareholders	Startech Delaware in the regular course of its business, including
and the Board of the Company, a record of all actions taken by	its stock ledger, books of account and minute books,
the shareholders or the Board of the Company without a meeting,	may be kept on, or by means of, or be in the form of, any
a record of all actions taken by a committee of the Board of	information storage device or method, provided that the
the Company, and a record of all waivers of notices of meetings	records so kept can be converted into clearly legible paper form
of shareholders and of the Board of the Company or any	within a reasonable time. The DGCL does not require that
committee of the Board. In addition, the CBCA requires the	Startech Delaware keep any specific records at any
Company to keep specific records at its principal office, including	particular place or for a specific period of time.
the Colorado Articles, the Colorado Bylaws, the
minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years, all written communications within the past three years to
shareholders as a group or to holders of any class or series of shares as a group, a list of the names and business addresses of current directors and officers, a copy of the Company’s most recent Colorado annual corporate report, and all financial
statements prepared for periods ending during the last three years that a shareholder has a right to request under the CBCA.

EXAMINATION OF BOOKS AND RECORDS

Pursuant to the CBCA, any record or beneficial shareholder	Pursuant to the DGCL, the inspection rights of the
of the Company may, upon 5 days’ written demand, inspect certain	stockholders of Startech Delaware are the same as under
records, including the articles of incorporation, bylaws, minutes	Colorado law, except: (i) there is no requirement that
of shareholder meetings or records of all actions taken by	a stockholder has been a stockholder for at least 3 months
consent without a meeting, communications with shareholders	or is a stockholder of at least 5% of all outstanding
during the previous three years, the lost of names and business	shares of any class of shares when the demand is made,
addresses of current directors and officers, the most recent	and (ii) if Startech Delaware refuses to permit inspection or
Colorado corporate annual report, and all financial statements prepared	does not reply to the demand within 5 business days after
during the last three years as that a shareholder has a right to	the demand has been made, the stockholder may apply
request under the CBCA. In addition, upon 5 days’	to the Delaware Court of Chancery for an order to compel such inspection.
written demand, any shareholder may inspect the list
of shareholdersand certain other corporate

COLORADO	DELAWARE

records, including (a) excerpts of minutes of any
meetings of the Board, a Board committee or
shareholders of the Company, (b) excerpts of actions
taken by the Board, a Board committee or
shareholders by consent without a meeting, (c)
waivers of notices of any meetings of the Board, a
Board committee or shareholders, and (d) accounting
records of the corporation, if the shareholder either
(i) has been a shareholder for at least 3 months or (ii)
is a shareholder of at least 5% of all outstanding
shares of any class of shares when the demand is
made, provided that the demand is made in good
faith and for a “proper purpose” ( as defined), the
shareholder describes with reasonable particularity
the purpose and the records the shareholder desires to
inspect, and the records are directly connected with
the described purpose.

BUSINESS COMBINATION STATUTE

The CBCA does not contain any “business	Section 203 of the DGCL provides for a three-
combination provisions” which would serve to	year moratorium on certain business
prevent or delay combinations with “interested	combinations with interested stockholders
shareholders.”	(generally, persons who own, individually or
with or through other persons, 15% or more of
the corporation’s outstanding voting stock). To
the extent Startech Delaware is listed on a
national securities exchange or the shares of
Startech Delaware are held of record by more
than 2,000 stockholders (as is expected to be the case),
Startech Delaware and its stockholders would
be subject to Section 203 of the DGCL.

DISSENTERS’ AND APPRAISAL RIGHTS

Pursuant to the CBCA, with certain exceptions that	The DGCL provides appraisal rights only in
apply to corporations listed on a national securities	the case of a stockholder objecting to certain
exchange or the NASDAQ stock market, or that are	mergers or consolidations. Thus, under the
held by more than 2,000 shareholders of record	DGCL, stockholders have no appraisal rights
(including for such purpose both “record” and	in a sale, lease or exchange of all or
“beneficial” holders of shares), as is the case for the Company	substantially all of a corporation’s assets.
shareholders are entitled to exercise dissenters’ rights in the event	Appraisal rights in Delaware are available to
of certain mergers, share exchanges, sales, leases,	holders of record only.
exchanges or other dispositions of all or substantially
all of the property of the corporation and
conversions. Shareholders also may dissent in the
case of a reverse stock split that reduces the number
of shares owned to a fraction of a share or to scrip if
such scrip is to be acquired for cash or voided.
Dissenters’ rights in Colorado are available to both
record holders and beneficial holders, however such rights
are not available in connection with the reincorporation
merger described in this Proposal No. 2

COLORADO	DELAWARE
DERIVATIVE ACTIONS

Pursuant to the CBCA, if following final judgment, a	The DGCL’s requirements for bringing
court finds that an action by a shareholder by or in	derivative actions are substantially similar to
the right of the corporation (i.e., a “derivative	those contained in the CBCA, except that the
action”) was brought without reasonable cause, the	DGCL does not impose (i) the reasonable
court shall require the plaintiff to pay the defendants’	cause requirement or (ii) the security
reasonable expenses attributable to the defense of	requirement imposed by the CBCA.
such action, exclusive of attorney’s fees. In addition,
the Company may, at any time before final judgment,
require the plaintiff to give a security for the costs
and reasonable expenses which may be incurred by
the Company or other parties named as defendants in
the defense of such action, but not including
attorney’s fees, if the shareholder instituting the
action holds less than 5% of the outstanding shares of
any class of the Company, unless the shares so held
have a market value in excess of $25,000. If the
court then finds that the action was instituted without
reasonable cause, the corporation shall have recourse
to such security in the amount determined by the
court upon termination of the action.

FRANCHISE TAX

There is no franchise tax in Colorado. There is a	The DGCL requires corporations to pay
nominal annual fee assessed to maintain the good	franchise tax annually. We do not consider the
standing of a corporation in the State of Colorado.	amount of such tax to be material.

U.S. Federal Income Tax Consequences Of The Reincorporation

     The following summarizes certain material U.S. federal income tax consequences of the reincorporation. This summary is based upon the Internal Revenue Code of 1986, as amended, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. No tax ruling has been or will be sought from the U.S. Internal Revenue Service or any other taxing authority, and no opinion of counsel has been or will be sought, with respect to the tax consequences of the reincorporation. This summary also does not discuss all of the tax consequences that may be relevant to a particular shareholder of the Company or to shareholders of that Company that are subject to special treatment under the U.S. federal income tax laws.

•	No gain or loss will be recognized by the Company as a result of the reincorporation;

•	No gain or loss will be recognized by shareholders upon receipt of the Common Stock of Startech
Delaware solely in exchange for the Company Common Stock;

•	The aggregate tax basis of the shares of Delaware Common Stock received in exchange for the
Company Common Stock in the reincorporation will be the same as the aggregate tax basis of the existing Common Stock exchanged; and

•	The holding period for shares of Delaware Common Stock received in the reincorporation will include the holding period of the Company Common Stock exchanged.

ANY DISCUSSION CONTAINED IN THIS PROXY STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Regulatory Approval

     To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of the State of Colorado and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

Required Vote

     Proposal No. 2 requires the affirmative vote of a majority of the votes entitled to be cast on the proposal, assuming a quorum is present at the meeting. Shareholders may vote “FOR” or “AGAINST” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “AGAINST” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the ev ent the shareholders do not approve this proposal, the Merger will not be effected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2, THE REINCORPORATION PROPOSAL.

Dissenters’ Rights

     Under Colorado law, shareholders of the Company (both of record and beneficial owners of shares) who oppose the reincorporation are generally entitled to dissent and obtain payment of the fair value of their shares in the event of the consummation of the Merger pursuant to Section 7-113-102 of the CBCA. However, pursuant to Section 7-113-102(1.3) of the CBCA, shareholders are not entitled to dissenters' rights and no such rights need be offered by the Company if a corporation has greater than 2,000 holders of record at the time of the Record Date set for the Annual Meeting. Pursuant to Section 7-113-106(6) of the CBCA, a "record shareholder" is defined as a person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder a s provided in Section 7-107-204 of the CBCA. Due to the fact that the Company has more than 2,000 record shareholders as of the Record Date of the Annual Meeting, the Company is not required to offer dissenters' rights to the shareholders of the Company in connection with the Merger.

     THE BOARD HAS RETAINED THE RIGHT TO ELECT NOT TO PROCEED WITH THE MERGER, WHETHER BEFORE OR AFTER THE APPROVAL OF THE COMPANY’S SHAREHOLDERS, IF THE BOARD DETERMINES FOR ANY REASON, IN ITS SOLE JUDGMENT AND DISCRETION, THAT THE CONSUMMATION OF THE MERGER WOULD NOT BE ADVISABLE OR IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS.

Amendment or Termination of Merger

       IN ADDITION, THE MERGER AGREEMENT MAY BE AMENDED AT ANY TIME PRIOR TO THE EFFECTIVE TIME BY ACTION OF THE BOARD OF THE COMPANY, AS WELL AS THE BOARD OF DIRECTORS OF STARTECH DELAWARE, NOTWITHSTANDING THE ADOPTION OR APPROVAL BY THE BOARD AND THE SHAREHOLDERS OF THE COMPANY (EXCEPT THAT THE MATERIAL TERMS OF THE MERGER AGREEMENT MAY NOT BE AMENDED WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL).

PROPOSAL NO. 3

AMENDMENT TO THE 2000 STOCK OPTION PLAN

Proposed Amendment to the Plan

       The Board adopted, and the Company’s shareholders approved, the Startech Environmental Corporation 2000 Stock Option Plan (the “Plan”). The Plan provides for the issuance of up to 1,000,000 shares of the Company’s Common Stock upon the exercise of stock options. Currently, there are approximately 200,000 shares remaining available for grant under the Plan. In order to preserve the ability to continue granting stock options, the Board has adopted, subject to approval by the Company’s shareholders at the Annual Meeting an amendment to the Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares. To date, no awards have been made with respect to the additional shares authorized under the Plan.

       The following summary of the Plan is qualified in its entirety by reference to the text of the Plan, as amended by the Amendment currently being presented for shareholder approval which is attached as Annex F.

     The purpose of the Plan is to advance the interests of the Company by encouraging and enabling acquisition of a financial interest in the Company by its officers, other key employees and consultants. In addition, the Plan aids the Company in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the Company's employ.

     Options. The Plan authorizes the grants of non-qualified stock options (“NQOs”) and incentive stock options (“ISOs”), which are collectively referred to as “Options.” Under the Plan, the Company may deliver authorized but unissued shares of Common Stock and treasury shares of Common Stock.

     Maximum Number of Shares. The amendment would increase the maximum number of shares of Common Stock that may be awarded under the Plan by 1,000,000 shares, to a total of 2,000,000 shares. Of these, approximately 1,200,000 would still be available for grant. Any shares that are subject to an Option that expires or is cancelled or otherwise terminates without being exercised will again be available for grant under the Plan.

     Administration. The Plan is administered by the Compensation Committee of the Board or another committee of the Board as the Board appoints for this purpose if the Compensation Committee does not qualify (the “Committee”). All members of the Committee must meet the definition of a “non-employee director” (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). The Committee determines the individuals who will receive Options, the type of Options granted, and the number of shares subject to each Option. The Committee also determines the prices, expiration dates and other material features of Options. The Committee has the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary o r appropriate. All decisions and determinations of the Committee are final and conclusive on all parties.

     Eligibility. Employees and consultants of the Company and majority owned subsidiaries, as the Committee in its sole discretion shall select, are eligible to receive Options under the Plan. In certain circumstances, the Committee also may grant Options to employees or consultants of subsidiaries in which the Company’s ownership is between 20% and 50%. As of February 15, 2008, the Company believes approximately 22 individuals are eligible to participate in the Plan. However, the granting of Options is discretionary and it is not possible to determine how many individuals actually will receive Options under the Plan. Recipients of an Option are referred to as “grantees.”

     Power to Amend. The Board or the Committee may terminate or suspend the Plan at any time. The Board or the Committee may amend the Plan, but any amendment that increases the number of shares with respect to which Options may be granted must be approved by the Company’s shareholders. An amendment or termination of the Plan that affects an outstanding Option is subject to the consent of the Option holder, unless the Committee determines that the amendment is in the best interest of the Option holder.

       The Committee may grant Options under the Plan until January 23, 2010 (ten years after adoption of the Plan) with respect to the initial 1,000,000 shares authorized under the Plan and until February 5, 2018 (ten years after adoption of the amendment) with respect to the additional 1,000,000 shares authorized by this amendment. The Plan shall terminate before these dates if there are no longer any shares available for grant or if terminated by the Board or by the Committee.

Options Available Under the Plan

     Non-Qualified Stock Options. The exercise price per share of each NQO granted under the Plan will be the fair market value of a share of Common Stock on the grant date. Each NQO is exercisable for a term established by the Committee, but which cannot exceed 15 years from the date of grant. The Committee will establish when each Option becomes exercisable, except that in the event of the grantee’s death or disability or a termination of employment upon a change in control of the Company, all NQOs shall become fully exercisable and in the event the grantee retires, any Option granted at least 12 months before the retirement date will become fully exercisable. The exercise price shall be paid in cash or with shares of Common Stock valued at their fair market value on the date of exercise and owned by the grantee for at least six months.

       The Plan contains provisions applicable to the exercise of NQOs subsequent to a “termination of employment.” Generally, a grantee may exercise vested NQOS for three months following termination of employment. If the termination is the result of disability, retirement or a change in control, the NQO may be exercised for its full term. If the grantee dies, the NQO may be exercised for 12 months following death. In all cases, the NQO cannot be exercised later than the expiration date established for the NQO at grant. Unvested NQOs are forfeited upon termination of employment (unless the NQO becomes vested as a result of the termination.)

       Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date in order to maintain ISO status. An ISO under the Plan may not be exercisable until at least one year after the grant date and cannot remain exercisable for more than 10 years after the date of grant. The aggregate fair market value of shares of Common Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Plan or any other plan of th e Company or its subsidiaries) may not exceed $100,000. All other terms of ISOs are the same as with NQOs, except that there are certain additional restrictions with respect to ISOs granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

     In the event of a grantee’s termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs. However, an option cannot be treated as an ISO if it is exercised more than three months following the grantee’s termination of employment for any reason other than death or disability, or more than one year after the grantee’s termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

Transferability

     No Option is transferable other than by will or the laws of descent and distribution, except that a grantee may transfer a NQO to certain family members or trusts for the benefit of those family members.

Certain Corporate Changes

     The Plan provides that in the event of certain changes in the capitalization of the Company, the Committee or the Board will adjust the number of shares of Common Stock available to be delivered under the Plan, the number of shares subject to Options, and the exercise prices of certain Options.

Tax Withholding

     The Plan provides that a grantee may be required by the Committee to meet certain tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee. In addition, the grantee may meet such withholding requirements, subject to certain conditions, by remitting previously acquired shares of Common Stock.

New Plan Benefits

       Since no Options have been granted with respect to the Shares authorized by the Amendment to the Plan, under the New Plan Benefits and since Option grants under the Plan are wholly discretionary, amounts payable under the Plan, including with respect to the Shares authorized by the Amendment to the Plan’s New Plan Benefits are not determinable at this time. See "Summary of Federal Tax Consequences."

     The following is a brief description of the federal income tax treatment that will generally apply to Options under the Plan based on current federal income tax rules.

     Non-Qualified Options. The grant of an NQO will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such Common Stock equal to the fair market value of the shares at the time of exercise.

     Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the inc entive stock option is exercised.

       If the grantee does not sell or otherwise dispose of the Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Common Stock to the grantee, then, upon disposition of such Common Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

     Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have Common Stock withheld from Options or may tender Common Stock to the Company to satisfy tax withholding requirements.

     $1 Million Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its four other most highly compensated executive officers. The Company does not anticipate that this limitation will have a material affect on the Company.

     Change in Control. Any acceleration of the vesting or payment of Options under the Plan caused by an event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

        Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A grantee may also be subject to state and local taxes in connection with the grant of Options under the Plan.

       The table below provides certain information concerning our equity compensation plans as of October 31, 2007.

			Number of shares of Common
			Stock remaining available for
	Number of shares of Common	Weighted-average	future issuance under equity
	Stock to be issued upon	exercise price of	compensation plans (excluding
	exercise of outstanding options,	outstanding options	shares reflected
Plan category	warrants and rights	warrants and rights	in the first column)

Equity compensatioin plans
approved by stockholders	1,700,000	$4.82	211,000 (1)

Equity compensation plans
not approved by
stockholders	9,693,827	$4.29	0 (1)

Total	11,393,827	$4.38	211,000 (1)

(1) This amount does not include the 1,000,000 shares approved by the amendment to the Plan that currently is subject to stockholder approval.

Recommendation of the Board of Directors

     THE BOARD OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2000 STOCK OPTION PLAN, APPROVAL OF WHICH REQUIRES AN AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES.

PROPOSAL NO. 4

RATIFICATION OF

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Board, on recommendation of the Audit Committee, has appointed Marcum & Kliegman LLP, as the Company’s independent registered public accountants to examine the financial statements of the Company for the fiscal year ending October 31, 2008. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees to Independent Registered Public Accountants for the 2007 and 2006 Fiscal Years

       The following table presents fees for professional services rendered by the Company’s independent registered public accountants for the audit of the Company’s annual financial statements in the 2007 and 2006 fiscal years and fees billed for audit-related services, tax services and all other services rendered by the Company’s independent registered public accountants for the 2007 and 2006 fiscal years.

	2007 Fiscal Year	2006 Fiscal Year

Audit Fees (1)	$184,562	$138,812
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Professional services rendered for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in Form 10-Qs, accounting consultation, consents related to other filings with the SEC, and statutory and regulatory audits required for foreign jurisdictions.

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Audit Committee) of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2008.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

ANNUAL REPORT

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 88 DANBURY ROAD, WILTON, CONNECTICUT, 06897, ATTENTION: PETER J. SCANLON. THE FORM 10-K INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY’S REASONABLE EXPENSES.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     The 2008 annual meeting of shareholders is expected to be held in or around in or around May 2009. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company’s 2008 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by the Company’s Corporate Secretary no later than November 3, 2008. Proposals should be sent to Corporate Secretary, Startech Environmental Corporation, 88 Danbury Road, Suite 2A, Wilton, Connecticut, 06897.

OTHER MATTERS

     Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Joseph F. Longo Chief Executive Officer and President 43

Annex A

STARTECH ENVIRONMENTAL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Startech Environmental Corporation (the "Company") to assist the Board in overseeing and monitoring the:

o auditing and integrity of the Company's financial statements;
o qualification and independence of the Company's independent auditors (the "Auditors");
o performance of the Company's Auditors;
o compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and
o accounting and financial reporting process.

The Committee shall be responsible for maintaining free and open communication (including private executive sessions at least annually) with the Auditors, the internal auditors and members of senior financial management.

The function of the Committee is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, the duties of the Committee do not include the planning or conducting of audits or the presentation, preparation or integrity of the Company's financial statements or that the disclosures contained therein are complete and accurate and in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management. The Auditors are responsible for the audit of the Company's annual financial statements in accordance with generally accepted audit standards, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures, all in accordance with the standards of the profession.

Reliance on Information Provided

The Board acknowledges that the Company's internal auditor, as well as the Auditors, have more resources, time, knowledge and detailed information about the Company and its financial, accounting and auditing practices than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Auditors' work or auditing standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Membership; Organization

1. Number. The Committee shall consist of at least three (3) members of the Board, each of which are free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment and who otherwise comply with the standards set forth in this Charter.

2. Independence. Each member of the Committee shall satisfy the applicable independence requirements for serving on audit committees as set forth in the applicable rules of the National Association of Securities Dealers (the "NASD Rules") and in the rules adopted by the Securities and Exchange Commission (the "SEC") pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-OX Act"), as codified in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent such rules are applicable to the Company.

3. Financial Literacy. Each member of the Committee shall, at the time of his or her appointment to the Committee, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" as such term is defined by applicable SEC and NASD Rules. All members of the Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

4. Chairman. Unless a chairman of the Committee is designated by the Board, the members of the Committee shall elect a chairman (the "Chairman") by majority vote of the full Committee. The Chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the independent audit lead partner and the director of internal audit.

5. Compensation. The compensation of the Committee shall be as determined by the Board. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board or a committee thereof.

6. Selection and Removal. Members of the Committee shall be appointed by the Board. The Board may remove and replace members of the Committee, with or without cause, at any time.

Authority and Responsibility

1. General. The Committee shall have all authority (necessary or implied) in order to carry out its duties and responsibilities as well as such other duties as may be delegated from time to time by the Board. In carrying out such duties and responsibilities, the Committee's policies and procedures should remain flexible in order to react to changing conditions and circumstances. The policies and procedures set forth herein are therefore set forth as a guide with the understanding that the Committee may alter or supplement them as appropriate. The foregoing notwithstanding, in the event that the Committee is at any time unable, for whatever reason, to carry out its duties and responsibilities as well as such other duties as may be delegated from time to time by the Board under this Charter, the entire Board, as then composed, shall be responsible for carrying out the duties and responsibilities of the Committee, as well as such ot her duties as may be delegated from time to time by the Board.

2. Oversight of the Auditors.

(a) Selection. The Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating and replacing the Auditors (subject, if applicable, to stockholder ratification).

(b) Independence. The Committee shall take appropriate actions to satisfy itself as to the independence of the Auditors. The Committee shall obtain and review a report from the Auditors at least annually regarding:

(i)	the Auditors' internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(iii)	any steps taken by the Auditors to deal with any such issues; and

(iv)	all relationships between the Auditors and the Company, including the disclosures required by Independence

Standards Board Standard No. 1.

The Committee shall actively engage in a dialogue with the Auditors with respect to evaluating the qualifications, performance and independence of the Auditors, including considering whether the auditors' quality controls are adequate and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions with respect to the Auditors to the Board annually in advance of the annual meeting of stockholders.

(c) Compensation. The Committee shall be solely and directly responsible for approving and setting the compensation of the Auditors, including, but not limited to, all audit engagement fees and the terms of all non-audit engagements. The Committee is empowered, without further action by the Board, to cause the Company to pay the fees and expenses of the Auditors approved by the Committee.

(d) Non-Audit Services. The Committee shall establish policies and procedures for the engagement of the Auditors to provide such non-audit services as may be legally performed in accordance with Rule 2-01(c)(4) of Regulation S-X, and for determining the compensation to be paid for such services, and consider whether the Auditors' performance of any non-audit services is compatible with the Auditors' independence in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall cause the Company to disclose in its periodic reports filed with the SEC the approval by the Committee of any non-audit services to be performed by the Auditors.

(e) Pre-Approval of Services. The Committee shall pre-approve (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Committee) all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Auditors, subject to the "de minimis" safe harbor exceptions for non-audit services which are approved by the Committee prior to the completion of the audit in accordance with Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC (including Rule 2-01(c)(7) of Regulation S-X). In addition to the foregoing, the Committee shall obtain from the Auditors, annually, a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the Auditors for the most recent fiscal year, as well as the nature of the services comprising the fee s disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor described above.

(f) Oversight. The Auditors shall report directly to the Committee and the Committee shall be solely and directly responsibility for overseeing the Auditors (including reviewing and resolving disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In connection with its oversight role, the Committee shall from time to time, as appropriate, but at least quarterly, timely obtain and review the reports required to be made by the Auditors pursuant to Section 10A(k) of the Exchange Act and Rule 2-07 of Regulation S-X regarding:

(i)	all critical accounting policies and practices;

(ii)	all alternative treatments of financial information within GAAP that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and

(iii) other material written communications between the Auditors and management of the Company, such as any management letter or schedule of unadjusted differences.

In addition to the foregoing, the Company shall receive and review audit reports, review with the Auditors any problems or difficulties the Auditors may have encountered in carrying out their responsibilities, and providing the Auditors with full access to the Committee and the Board to report on all appropriate matters.

(g) Planning and Scope of Audit. The Committee shall meet with the Auditors prior to the audit to discuss the planning, staffing and scope of its audit work.

(h) Conduct of the Audit. The Committee shall discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. In addition to the foregoing, the Committee shall discuss with the Auditors: (i) accounting adjustments that were identified or proposed by the Auditors and were not implemented; (ii) communications between the audit team and the Auditors national office relating to auditing or accounting issues presented by the engagement; (iii) any "management letter" issued or proposed to be issued by the Auditors to the Company and any other material written communications between the Auditors and management; and (iv) any issues identified or difficulties en countered by the Auditors with management's response to such adjustments, communications or letter.

(i) Evaluation and Rotation of Lead Partner. The Committee shall review and evaluate the lead partner of the Auditors' team. To the extent required by law, the Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team.

(j) Hiring of Employees. The Committee shall set clear policies for the Company's hiring of employees and former employees of the Auditors who participated in any capacity in the audit of the Company in the prior two years, which policies shall reflect any limitations required by law.

3. Financial Statement and Disclosure Matters.

(a) Discussion and Recommendation of Audited Financial Statements. The Committee shall review and discuss with management and the Auditors the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

(b) Discussion of Interim Financial Statements. The Committee shall review and discuss with management and the Auditors the Company's quarterly financial statements including in the Company's Quarterly Reports on Form 10-Q filed by the Company with the SEC, including the results of the Auditors' review of the quarterly financial statements and disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to the filing of a Quarterly Report on Form 10-Q.

(c) Review of Financial Reporting Issues. The Committee shall discuss with management and the Auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and the Auditors' judgment about the quality, and not just acceptability, of the Company's accounting principles, and any major issues as to the adequacy of the Company's internal controls (including computerized information system controls and security) and any special steps adopted in light of material control deficiencies. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure.

(d) Earnings Press Releases. The Committee shall discuss with management and the Auditors, as appropriate, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss generally the types of information to be disclosed and any presentations to be made. The Chief Financial Officer shall review earnings releases with the Chairman prior to their release to the public.

(e) Regulatory and Accounting Initiatives. The Committee shall discuss with management and the Auditors the effect of regulatory and accounting initiatives on the Company's financial statements, as well as any off-balance sheet structures the Company has established. The Committee shall review with management and the Auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

(f) Financial Risk Exposures. The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and procedures.

(g) CEO and CFO Certification Process. The Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the annual reports on Form 10-K and the quarterly reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether material or not material, involving management or other employees who have a significant role in the Company's internal controls.

(h) Report of Committee. Consistent with the exercise of its business judgment, the Committee shall prepare, for inclusion in the Company's Proxy Statement, the annual report of the Committee required by the rules of the SEC.

4. Oversight of the Company's Internal Audit Function.

(a) Performance Review. The Committee shall review and evaluate the performance of the head of the Company's internal auditing department and, if appropriate, recommend the selection of a new person. Any change in the incumbent in such position or in his or her compensation shall not be made without the approval of the Committee. The head of the Company's internal auditing department shall have unrestricted access to the Committee.

(b) Internal Controls and Procedures. The Committee shall review and discuss with management, the internal auditor and, to the extent appropriate, the Auditors the adequacy and effectiveness of the Company's accounting and financial controls, records and system for monitoring and managing business risk [and legal compliance programs, including a review of the Company's response to any management letter provided by the Auditors and management's plans for implementing any necessary or desirable improvements in its internal accounting procedures and controls.

(c) Internal Auditing Reports. The Committee shall provide oversight to internal audit activities, including reviewing the significant reports to management prepared by the internal auditing department and management's responses.

(d) Planning and Scope of Internal Audit. The Committee shall discuss with the Auditors and the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

5. Compliance Oversight Responsibilities.

(a) Section 10A(b) of the Exchange Act. The Committee shall obtain assurance from the Auditors that Section 10A(b) of the Exchange Act, relating to the discovery by the Auditors of illegal acts that have or may have occurred, has not been implicated.

(b) Compliance with Foreign Corrupt Practices Act. The Committee shall review and discuss with management and the internal auditor the Company's procedures and practices designed to insure that: (i) the Company's books, records, accounts and internal accounting controls are established and maintained in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, and (ii) there are adequate controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with Section 103(a) of the Foreign Corrupt Practices Act.

(c) Regulatory Compliance, Conflicts of Interest and Ethical Conduct. The Committee shall periodically discuss with the Company's General Counsel or, as appropriate, outside counsel, the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct (including the Company's Code of Ethics for the Chief Executive Officer, Chief Financial Officer, Controller and Financial Managers (the "Code of Ethics") and the Company's Code of Business Conduct and Ethics), including any potential or actual conflicts of interest involving directors or officers of the Company. The Committee shall review and assess the adequacy of the Code of Ethics and the Company's Code of Business Conduct and Ethics. The Committee shall also review all related party transactions required to be disclosed under Item 404 of Regulation S-K on an ongoing basis and all such transac tions must be approved by the Committee.

(d) Procedures for Complaints. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(e) Discussion of Legal Matters. Discuss with the Company's General Counsel or, as appropriate, outside counsel, legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Procedures and Administration

1. Meetings. The Committee shall meet at least four (4) times per year and more frequently as it believes is necessary or appropriate to fulfill its duties and responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. A majority of the Committee shall constitute a quorum for the taking of any action at any meeting of the Committee and a majority of those members present at a meeting, a quorum being present, shall be required to approve any action taken by the Committee. The Chairman may call a meeting upon due notice to each other member not less than twenty-four (24) hours prior to such meeting and any member may call a meeting upon due notice to each other member not less than forty-eight (48) hours prior to such meeting. The Committee shall meet at least annually, in separate executive sessions, with (a) the Company's management, (b) the head of the Company's internal auditing department a nd (c) the Auditors.

2. Access to Information. In discharging its duties, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Company may request any Company personnel, or the Company's outside legal counsel or Auditors, to meet with the Committee or any of its members or advisors.

3. Subcommittees. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services; provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

4. Independent Advisors; Funding. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, who may be regular advisors to the Company. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any Auditors for audit, review or other similar services.

5. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate.

6. Administrative Expenses. The Committee is empowered, without further action by the Board, to cause the Company to provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

7. Reports to Board. The Committee shall keep such records of its meetings as it shall deem appropriate and make regular reports to the Board.

8. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board for approval any proposed changes which the Committee believes are necessary or appropriate.

9. Review of Committee's Performance. The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

Annex B

STARTECH ENVIRONMENTAL CORPORATION COMPENSATION COMMITTEE CHARTER

The Board of Directors of Startech Environmental Corporation (the "Company") has constituted and established a Compensation Committee (the "Committee") with authority, responsibility, and specific duties as described in this Compensation Committee Charter.

COMPOSITION

The Committee shall consist of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

MISSION STATEMENT AND PRINCIPAL FUNCTIONS

The Committee's basic responsibility is to assure that the senior executives of the Company and its wholly-owned affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

  Review the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and shareholder interests and aligns the interests of executive officers with the long-term interests of the Company's shareholders;
  Approve base salaries, salary increases and other remuneration for officers and senior management of the Company, including participation in the Executive Stock Incentive Plan and Executive Cash Bonus Plan;
  Report to the Board of Directors on the bases for the compensation for the Chief Executive Officer, the Chief Operating Officer and-the five most highly compensated executive officers of the Company (as determined under applicable rules of the Securities and Exchange Commission) and compensation policies applicable to the compensation of officers and senior management;
  Review annually and determine the individual elements of total compensation for the Chief Executive Officer and communicate in the annual Board Compensation Committee;
  Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Company's performance to the Chief Executive Officer's compensation;
  Advise the Board of Directors if it believes that in its judgment the Company's executive compensation arrangements are reasonable and appropriate, meet their stated purpose (which, among other things, includes rewarding and creating incentives for high levels of individual and Company performance) and effectively serve the interests of the Company and its Stockholders;
  Grant restricted stock and/or stock options under the Company's Stock Option Plan;

  Review and approve the performance goals for all performance-based plans, review the results and approve payments required upon attainment of the goals;
  Review and approve, if appropriate, recommendations by the Chief Executive Officer for discretionary bonuses;
  Oversee the development of new compensation plans and the revision of old plans;
  Oversee directors compensation;
  Review the employee benefit plans, including the retirement plans of the Company and its domestic subsidiaries, and either recommend plan changes to the Board or amend such plans, provided that any plan amendment which will have a material cost increase to the Company or material effect on the Company's employees requires Board approval;
  Approve annual retainer and meeting fees for Board of Directors and committees of the Board and fix the terms and awards of stock compensation for members of the Board.
  Review with the Chief Executive Officer matters relating, to management succession, including, but not limited to, compensation;
  If appropriate, hire experts in the field of executive compensation to assist the Committee with its reviews; and
  Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors, or as designated in plan documents.

MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

The meetings may be structured as follows:

1.	September Meeting

	a.	A review of general competitive compensation data

	b.	Preview and overview of next year's compensation recommendation

2.	December Meeting

	a.	Compensation recommendations for following year, including

  Salary recommendations and bonus targets for senior executives
  Stock option grants

  Bonus plan performance targets

b.  Review of draft Compensation Committee report for proxy statement, including summary compensation table and stock performance graph statements

c.  Executive Session

Annex C

AGREEMENT AND PLAN OF MERGER

       This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [____________], 2008, is entered into between Startech Environmental Corporation, a company incorporated in the State of Colorado (the “Company”), and Startech Environmental Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Startech Delaware”).

RECITALS

     WHEREAS, the board of directors of each of the Company and Startech Delaware deem it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Startech Delaware, and that Startech Delaware be the surviving corporation in the merger under the name “Startech Environmental Corporation” (the “Merger”); and

       WHEREAS, the Company will submit this Agreement for approval by the holders of the shares of common stock, no par value, of the Company (the “Company Common Stock”).

       NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Startech Delaware hereby agree as follows:

ARTICLE I

MERGER; EFFECTIVE TIME

      A. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 hereof), the Company shall be merged with and into Startech Delaware, whereupon the separate existence of the Company shall cease. Startech Delaware shall be the surviving corporation (the “Surviving Corporation”) in the M erger under the name “Startech Environmental Corporation” and shall continue to be governed by the laws of the State of Delaware. The Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the “DGCL”), and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, includ ing, without limitation, all outstanding indebtedness of the Company.

     B. Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on such date as the parties hereto may agree upon, the parties hereto shall cause Articles of Merger to be executed and filed with the Secretary of State of the State of Colorado (the “Articles of Merger”), and a Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”). The Merger shall become effective upon the date and time specified in the Articles of Merger and the Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

     A. Certificate of Incorporation. The certificate of incorporation of Startech Delaware in effect at the Effective Time shall, from and after the Effective Time, be the certificate of incorporation of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

     B. Bylaws. The bylaws of Startech Delaware in effect at the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

     A. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of Startech Delaware, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

     B. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of Startech Delaware, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

     A. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Company, Startech Delaware or the shareholders of the Company:

          a)    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action) into one fully-paid and non-assessable share of common stock, par value $0.001 per share, of Startech Delaware (“Delaware Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Company Common Stock shall be cancelled and retired and shall cease to exist.

            b)    Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Startech Delaware, and (ii) in the case of securities to acquire Company Common Stock, converted into the right to acquire the same number of shares of Delaware Common Stock as the number of shares of Company Common Stock that were acquirable, and upon identical terms, pursuant to such option, warrant, purchase right or other security.

     B. Certificates. From and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock or Company Preferred Stock (other than, in each instance, Dissenting Shares) or options, warrants, purchase rights or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock or Delaware Preferred Stock, or options, warrants, purchase rights or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants, purchase rights or other securities of the Company represented by such certificates have been converted as herein provid ed and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or options, warrants, purchase rights or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

     C. No Dissenters’ Rights. Purusant to Sections 7-113-102(1.3) and 7-113-101(6) of the CBCA, shareholders of the Company are not entitled to exercise dissenters' rights in accordance with the Merger.

ARTICLE V CONDITION

     A. Condition to Each Party’s Obligation to Effect the Merger. The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Company Common Stock pursuant to the CBCA, the Articles of Incorporation of the Company and the rules and regulations promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

ARTICLE VI TERMINATION

      A. Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the Board of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Startech Delaware, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

     A. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Company Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of Startech Delaware to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

     B. Counterparts. This Agreement may be executed in counterparts, each of which may be executed by only one party, which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

     C. Governing Law. This Agreement and any and all disputes arising hereunder or relating to the transactions contemplated hereby shall be governed, including, without limitation, as to validity, interpretation and effect, by the internal laws of the State of Delaware, without regard to principles of conflicts of laws.

     D. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     E. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     F. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any authority of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to such party or circumstances other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law. If any such authority of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the authority making the determination of invalidity or unenforceability sh all have the power to modify the scope of the term or provision, to delete specific words or phrases and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. Without limiting the generality of the foregoing, the parties acknowledge their intention to structure and effectuate the transaction contemplated by this Agreement in accordance with applicable law. If any authority of competent jurisdiction shall determine that the transaction contemplated by this Agreement has not been structured or effectuated in accordance with applicable law, the parties shall modify this Agreement in good faith to structure and effectuate a transaction that is consistent with applicable law and comes closest to achieving the economic results of the transaction contemplated by this Agreement.

     G. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect the meaning of any provision hereof.

[Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

STARTECH ENVIRONMENTAL CORPORATION,
a Colorado corporation

___________________________________
Name:
Title:

STARTECH ENVIRONMENTAL ACQUISITION CORP.,
a Delaware corporation

___________________________________
Name:
Title:

Annex D

CERTIFICATE OF INCORPORATION

OF

STARTECH ENVIRONMENTAL CORPORATION

     The undersigned, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate, and does certify that:

ARTICLE I

NAME OF CORPORATION

       The name of the Corporation is Startech Environmental Corporation (the “Corporation”).

ARTICLE II

ADDRESS OF REGISTERED OFFICE; NAME OF REGISTERED AGENT

     The address of the Corporation’s registered office in the State of Delaware is [     ]. The name of the registered agent of the Corporation at such address is [     ].

ARTICLE III PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV CAPITAL STOCK

     A. Authorized. The total number of shares of all classes of stock which the Corporation has authority to issue is 810,000,000, consisting of (a) 800,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (b) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), to be issued from time to time with such rights, preferences and priorities as the Board of Directors of the Corporation (the “Board”) shall designate.< /P>

     B. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restri ctions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

a)	The designation of the series, which may be by distinguishing number, letter or title.

b)	The number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

c)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

d)	Dates at which dividends, if any, shall be payable.

e)	The redemption rights and price or prices, if any, for shares of the series.

f)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

g)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

h)	Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

i)	Restrictions on the issuance of shares of the same series or of any other class or series.

j)	The voting rights, if any, of the holders of shares of the series.

     C. Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. There will be no cumulative voting.

           The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     D. Consideration for Issuance. The Corporation may, from time to time, issue and sell authorized shares of stock for consideration per share not less than the par value thereof, either in money, property or services, or for such other consideration, as permitted by law and as fixed by the Board. All such shares of stock so issued shall be fully paid and nonassessable.

     E. Liquidation Rights. Subject to the rights of any outstanding preferred stock, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of stock shall be entitled to receive all remaining assets of the Corporation and such assets shall be distributed ratably among the holders of stock on the basis of the number of shares of stock held by each of them. Neither the merger or consolidation of the Corporation with or into another corporation, nor the merger or consolidation of another corporation with or into the Corporation, nor the sale, transfer or lease of all or substantially all the assets of the Corporation, or the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph.

F.	Dividend Rights. Dividends may be paid on the stock as and when declared by the Board.

G.	No Preemptive Rights. No holder of any shares of stock shall, as such holder, have any rights, preemptive or otherwise, to purchase, subscribe for or otherwise acquire any shares of stock, whether now or hereafter authorized, which at any time are offered for sale or sold by the Corporation.

ARTICLE V DURATION

       The Corporation shall have perpetual existence.

ARTICLE VI BYLAWS

     The stockholders of the Corporation shall have the power to adopt, amend or repeal the Bylaws. The Board shall also have the power to adopt, amend or repeal the Bylaws except as specifically provided for in the Bylaws.

ARTICLE VII

LIMITATION ON DIRECTOR LIABILITY

     A. No member of the Board shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by the DGCL, as amended from time to time, for liability: (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the director derived an improper personal benefit.

     B. If the DGCL is amended after the approval of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors of the Corporation, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as amended.

     C. Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director of the Corporation with respect to acts or omissions of such director prior to the time of such repeal or modification.

ARTICLE VIII

INDEMNIFICATION

      A. Indemnification of Authorized Representatives. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that such person was or is an authorized representative, or was or is a director, officer, employee or agent of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, against all liability and loss suffered and expenses (inc luding attorney’s fees) actually and reasonably incurred by such person in connection with such proceeding. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board.

     B. Advancing Expenses. The Corporation shall pay the expenses actually and reasonably incurred in defending a third party proceeding or corporate proceeding in advance of the final disposition of such proceeding and within thirty (30) days of receipt by the secretary of the Corporation, if required by law, of an undertaking by or on behalf of the authorized representative to repay such amount if it shall ultimately be determined that the authorized representative is not entitled to be indemnified by the Corporation as authorized in this Article VIII. The financial ability of any authorized representative to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance.

     C. Claims. If a claim for indemnification or payment of expenses (including attorney’s fees) under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     D. Scope of this Article VIII. The indemnification of authorized representatives and advancement of expenses, as authorized by the preceding provisions of this Article VIII, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     E.Amendment or Repeal. Any repeal or modification of the provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX AMENDMENTS

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now and hereafter prescribed by statute, and all rights conferred upon officers, directors and stockholders herein are granted subject to this reservation.

       IN WITNESS WHEREOF, this Certificate of Incorporation, having been duly adopted by the Board and the stockholder of the Corporation, has been executed this [__] day of [_________], 2008.

STARTECH ENVIRONMENTALCORPORATION

By:  ___________________________________
Name:
Title:

Annex E

BYLAWS OF

STARTECH ENVIRONMENTAL CORPORATION

(a Delaware corporation)

ARTICLE I Stockholders

     Section 1. Place of Meetings. Meetings of stockholders shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held on such date, at such time and at such place as shall be designated from time to time by the Board of Directors. At each annual meeting the stockholders shall elect a Board of Directors by plurality vote and transact such other business as may be properly brought before the meeting.

       Section 3. Special Meetings. Special meetings of the stockholders may be called by the Board of Directors.

     Section 4. Notice of Meetings. Written notice of each meeting of the stockholders stating the place, date and hour of the meeting shall be given by or at the direction of the Board of Directors to each stockholder entitled to vote at the meeting at least ten, but not more than sixty, days prior to the meeting. Notice of any special meeting shall state in general terms the purpose or purposes for which the meeting is called.

     Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action.

     Section 6. Quorum; Adjournments of Meetings. The holders of a majority of the issued and outstanding shares of the capital stock of the corporation entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting; but, if there be less than a quorum, the Chairman of the meeting or the holders of a majority of the stock so present or represented may adjourn the meeting to another time or place, from time to time, until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice, except as required by law, and any business may be transacted thereat which might have been transacted at the meeting as originally called.

     Section 7. Voting. At any meeting of the stockholders every registered owner of shares entitled to vote may vote in person or by proxy and, except as otherwise provided by statute, in the Certificate of Incorporation or these By-Laws, shall have one vote for each such share standing in his name on the books of the corporation. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all elections of Directors shall be decided by a plurality of votes cast, and all other matters shall be decided by a majority of the votes cast.

     Section 8. Inspectors of Election. The Board of Directors, or, if the Board shall not have made the appointment, the Chairman or Secretary presiding at any meeting of stockholders, shall have power to appoint one or more persons to act as inspectors of election at the meeting or any adjournment thereof, but no candidate for the office of Director shall be appointed as an inspector at any meeting for the election of Directors.

     Section 9. Chairman of Meetings. The Chairman of the Board or, in his absence, the President shall preside as Chairman of a meeting of the stockholders. In the absence of both the Chairman of the Board and the President, a majority of the members of the Board of Directors present in person at such meeting may appoint any other person to act as Chairman of the meeting.

     Section 10. Secretary of Meetings. The Secretary of the corporation shall act as Secretary of all meetings of the stockholders. In the absence of the Secretary, the Chairman of the meeting shall appoint any other person to act as Secretary of the meeting.

     Section 11. Stockholders’ Action Without Meetings. Any action required or permitted to be taken at any meeting must be taken at a meeting, and not by written consent, of the stockholders.

       Section 12. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

     Section 13. List of Stockholder Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting during ordinary business hours, at the corporation’s principa l executive office. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE II Board of Directors

     Section 1. Number of Directors. The number of Directors shall be not more than eight and not less than one, as determined from time to time by the Board of Directors or the stockholders. The number of directors may be increased or decreased by amendment to these Bylaws but no reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

     Section 2. Election of Directors. Except as provided in Section (d) of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

     All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission authorized by the stockholder or proxy holder

     Section 3. Vacancies. Whenever any vacancy shall occur in the Board of Directors by reason of death, resignation, removal, increase in the number of Directors or otherwise, it may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, for the balance of the term or, if the Board has not filled such vacancy, it may be filled by the stockholders.

     Section 4. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places as the Board of Directors may from time to time determine.

     Section 5. Special Meetings. Special meetings of the Board of Directors may be called by order of the Chairman of the Board, the President or any Director. Notice of the time and place of each special meeting shall be given by or at the direction of the person or persons calling the meeting by mailing the same at least three days before the meeting or by telephoning, telegraphing or delivering personally the same at least twenty-four hours before the meeting to each Director. Except as otherwise specified in the notice thereof, or as required by statute, the Certificate of Incorporation or these By-Laws, any and all business may be transacted at any special meeting of the Board of Directors.

       Section 6. Place of Conference Call Meeting. Any meeting at which one or more of the members of the Board of Directors or of a committee designated by the Board of Directors shall participate by means of conference telephone or similar communications equipment shall be deemed to have been held at the place designated for such meeting, provided that at least one member is at such place while participating in the meeting.

     Section 7. Organization. Every meeting of the Board of Directors shall be presided over by the Chairman of the Board, or, in his absence, the President. In the absence of the Chairman of the Board and the President, a presiding Officer shall be chosen by a majority of the Directors present. The Secretary of the corporation shall act as Secretary of the meeting but, in his absence, the presiding Officer may appoint any person to act as Secretary of the meeting.

      Section 8. Quorum; Vote. A majority of the Directors then in office (but in no event less than one-third of the total number of Directors) shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting to another time or place from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all matters coming before any meeting of the Board of Directors shall be decided by the vote of a majority of the Directors present at the meeting, a quorum being present.

     Section 9. Removal of Directors. Any director or the entire Board may be removed, for cause only, by the holders of a majority of the shares then entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

     Section 10. Committees. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, the Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of two or more Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meetings and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of D irectors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law of the State of Delaware (“Delaware General Corporation Law”), the Certificate of Incorporation or these By-Laws, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of this Article II relating to meetings and actions of the Board of Directors

     Section 11. Directors’ Action Without Meetings. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

       Section 12. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

ARTICLE III Officers

     Section 1. General. The Board of Directors shall elect the Officers of the corporation, which shall include a President, a Secretary and a Treasurer and such other or additional Officers (including, without limitation, one or more Executive Vice Presidents, Senior Vice Presidents, Vice-Presidents, Assistant Secretaries and Assistant Treasurers) as the Board of Directors may designate.

     Section 2. Term of Office; Removal and Vacancy. Each Officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any Officer shall be subject to removal with or without cause at any time by the Board of Directors. Vacancies in any office, whether occurring by death, resignation, removal or otherwise, may be filled by the Board of Directors.

     Section 3. Powers and Duties. Each of the Officers of the corporation shall, unless otherwise ordered by the Board of Directors, have such powers and duties as generally pertain to his respective office as well as such powers and duties as from time to time may be conferred upon him by the Board of Directors.

     Section 4. Power to Vote Stock. Unless otherwise ordered by the Board of Directors, the Chairman of the Board and the President each shall have full power and authority on behalf of the corporation to attend and to vote at any meeting of stockholders of any corporation in which this corporation may hold stock, and may exercise on behalf of this corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting and shall have power and authority to execute and deliver proxies, waivers and consents on behalf of the corporation in connection with the exercise by the corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

ARTICLE IV Capital Stock

     Section 1. Certificates of Stock. The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representi ng the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 2. Transfer of Stock. Shares of capital stock of the Corporation shall be transferable only on the Corporation’s books, upon surrender of the certificate for the shares if such shares are certificated, properly endorsed. The Board of Directors may require satisfactory surety before issuing a new certificate to replace a certificate claimed to have been lost or destroyed.

     Section 3. Ownership of Stock. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

ARTICLE V Miscellaneous

     Section 1. Corporate Seal. The seal of the corporation shall be circular in form and shall contain the name of the corporation and the year and State of incorporation.

      Section 2. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

ARTICLE VI Amendment

     The Board of Directors shall have the power to make, alter or repeal the By-Laws of the corporation subject to the power of the stockholders to alter or repeal the By-Laws made or altered by the Board of Directors.

ARTICLE VII Indemnification

     It being the intent of the Corporation to provide maximum protection available under the law to its Officers and Directors, the Corporation shall indemnify its Officers and Directors to the full extent the Corporation is permitted or required to do so by the General Corporation Law of Delaware as the same exists or hereafter may be amended. Such indemnification shall include payment by the Corporation, in advance of the final disposition of a civil or criminal action, suit or proceedings, of expenses incurred by a Director or Officer in defending any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Director or Officer to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. The Corporation may accept any such undertaking without reference to the financial ability of the person to make such repayment .. As used in this paragraph, the terms “Director” and “Officer” include their respective heirs, executors, and administrators.

Annex F

STARTECH ENVIRONMENTAL CORPORATION

2000 STOCK OPTION PLAN

Section 1. Purpose.

     The purpose of the Startech Environmental Corporation 2000 Stock Option Plan (the "Plan") is to advance the interests of the Startech Environmental Corporation (the "Company"), its Affiliated Companies (as defined in Section 2) and all its shareholders by encouraging and enabling the acquisition of a financial interest in the Company by officers, other key employees and consultants of the Company or its Affiliated Companies. In addition, the Plan is intended to aid the Company and its Affiliated Companies to compete with other companies offering similar plans in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the employ of the Company and its Affiliated Companies.

Section 2. Definitions.

      “Common Stock" means Startech Environmental Corporation Common Stock.

     “Affiliated Company" or "Affiliated Companies" means corporation(s) or other business organization(s) in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital at the relevant time.

      "Business Day" means a day on which the NASDAQ National Market is open for securities trading.

      "Change in Control" shall mean a change in control of a nature that would be required to bereported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934 (" 1934 Act") as in effect on January 1, 2000, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act as in effect on January 1, 2000) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of su ch period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve any merger or consolidation as a result of which the Startech Environmental Corporation Common Stock (as defined below) shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial o wnership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board of Directors determines otherwise.

      "Committee" means a committee appointed by the Board of Directors in accordance with the Company's By-Laws from among its members. Unless and until its members are not qualified to serve on the Committee pursuant to the provisions of the Plan, the Compensation Committee of the Board shall function as the Committee. Eligibility requirements for members of the Committee shall comply with Rule 16b-3 under the 1934 Act, or any successor rule or regulation.

     "Disabled" or "Disability" means the optionee meets the definition of "disabled" under Section 22(e) of the Internal Revenue Code of 1986, as, amended.

     “ISO means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     “Majority-Owned Affiliated Company” means a Affiliated Company in which the Company owns, directly or indirectly, 50% or more of the of the voting stock or capital on the date an Option is granted.

       "NSO" means a non-statutory stock option that does not constitute an ISO.

       "Options" means ISOs and NSOs granted under this Plan.

       "Retire" means to enter Retirement.

       "Retirement" means an employee's termination of employment by reason of retirement.

Section 3. Options.

       The Company may grant ISOs and NSOs to those persons meeting the eligibility requirements in Section 6.

Section 4. Administration.

      The Plan shall be administered by the Committee. No person, other than members of the Committee, shall have any discretion concerning decisions regarding the Plan. The Committee shall determine the key employees and consultants of the Company and its Affiliated Companies (including officers, whether or not they are directors) to whom, and the time or times at which, Options will be granted; the number of shares to be subject to each Option; the duration of each Option; the time or times within which the Option may be exercised; the cancellation of the Option (with the consent of the holder thereof); and the other conditions of the grant of the Option, at grant or while outstanding, pursuant to the terms of the Plan. The provisions and conditions of the Options need not be the same with respect to each optionee or with res pect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific conditions and provisions of the Options granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Affiliated Companies, the Committee, the Board, officers and the affected employees and consultants of the Company and/or its Affiliated Companies, optionees and the respective successors in interest of any of the foregoing.

Section 5. Stock.

     The Common Stock to be issued, transferred and/or sold under the Plan shall be made available from authorized and unissued Common Stock or from the Company's treasury shares. The total number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Options granted thereunder may not exceed 2,000,000 shares (subject to adjustment as described below). Such number of shares shall be subject to adjustment in accordance with Section 11. Common Stock subject to any unexercised portion of an Option which expires or is canceled, surrendered or terminated for any reason may again be subject to Options granted under the Plan.

Section 6. Eligibility.

     Options may be granted to employees and consultants of the Company and its Majority-Owned Affiliated Companies. The Committee may grant Options to particular employee(s) or consultants of an Affiliated Company who within the past eighteen (18) months were employee(s) or consultants of the Company or a Majority-Owned Affiliated Company, and in instances to be determined by the Committee in its sole discretion, employees or consultants of an Affiliated Company who have not been employees or consultants of the Company or a Majority-Owned Affiliated Company within the past eighteen (18) months.

Section 7. Awards of Options.

     Except as otherwise specifically provided in this Plan, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Price. The option price shall be 100% of the fair market value of the Common Stock on the date of grant. The fair market value of a share of Common Stock shall be the closing market price at which a share of Common Stock shall have been sold on the day preceding the date of grant, or on the next preceding trading day if such date was not a trading date, as reported on the NASDAQ National Market Consolidated Trading Listing or such other market as the Company’s Common Stock is regularly traded.

     (b) Payment. The option price shall be paid in full at the time of exercise, except as provided in the next sentence. If an exercise is executed by using the cashless method, the exercise price shall be paid in full no later than the close of business on the fourth Business Day following the exercise.

     Payment may be in cash or, upon conditions established by the Committee, by delivery of shares of Common Stock owned for at least six (6) months by the optionee.

     The optionee, if a U.S. taxpayer, may elect to satisfy Federal, state and local income tax liabilities due by reason of the exercise by the withholding of shares of Common Stock.

     If shares are delivered to pay the option price or if shares are withheld for U.S. taxpayers to satisfy such tax liabilities, the value of the shares delivered or withheld shall be computed on the basis of the reported market price at which a share of Common Stock most recently traded prior to the time the exercise order was processed. Such price will be determined by reference to the OTC Bulletin Board, the NASDAQ National Market Consolidated Trading or to such other market on which the Company’s Common Stock is regularly traded.

     (c) Exercise May Be Delayed Until Withholding is Satisfied. The Company may refuse to exercise an Option if the optionee has not made arrangements satisfactory to the Company to satisfy the tax withholding which the Company determines is necessary to comply with applicable requirements.

     (d) Duration of Options. The duration of Options shall be determined by the Committee, but in no event shall the duration of an ISO exceed ten (10) years from the date of its grant or the duration of an NSO exceed fifteen (15) years from the date of its grant.

     (e) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time, including vesting provisions; provided, however, that, except in the event of a Change in Control or the Disability or death of the optionee, no ISO Option shall be exercisable in whole or in part for a period of twelve (12) months from the date on which the Option is granted. The grant of an Option to any employee shall not affect in any way the right of the Company and any Affiliated Company to terminate the employment of the holder thereof.

     (f) ISOs. The Committee, with respect to each grant of an Option to an optionee, shall determine whether such Option shall be an ISO, and, upon determining that an Option shall be an ISO, shall designate it as such in the written instrument evidencing such Option. If the written instrument evidencing an Option does not contain a designation that it is an ISO, it shall not be an ISO.

     The aggregate fair market value (determined in each instance on the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any optionee in any calendar year shall not exceed $100,000 for such optionee. If any subsidiary or Majority-Owned Affiliated Company of the Company shall adopt a stock option plan under which options constituting ISOs may be granted, the fair market value of the stock on which any such incentive stock options are granted and the times at which such incentive stock options will first become exercisable shall be taken into account in determining the maximum amount of ISOs which may be granted to the optionee under this Plan in any calendar year.

     (g) 10% Shareholder. If any employee to whom an ISO is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 425(d) of the Code), then the following special provisions shall be applicable to the ISO granted to such individual:

(i) The purchase price per share of the Common Stock subject to such ISO shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                        (ii) The option exercise period shall not exceed five years from the date of grant.

Section 8. Nontransferability of Option.

     No ISO granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the ISO shall be exercisable only by the optionee personally or by the Optionee’s legal representative. Any NSO granted pursuant to the Plan shall be transferrable to any member of such Optionee’s “immediate family” (as such term is defined in Rule 16a-1(c) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such optionee’s “immediate family” or to a qualified charitable organization to which contributions are deductible for tax purpose pursuant to Section 170 of the Internal Revenue Code of 1986, as amended.

Section 9.	Effect of Termination of Employment, Other Changes of Employment or Employer Status,
Death, Retirement or a Change in Control.

Event	Impact on Vesting	Impact on Exercise Period

Employment terminates upon	All options become immediately	Option expiration date provided in
Disability.	vested.	grant continues to apply.

Employment terminates upon	Option held at least 12 full calendar	Option expiration date provided in
Retirement.	months become immediately	grant continues to apply.
vested; options held less than 12
full calendar months are forfeited.

Employment terminates upon	All options become immediately	Right of executor, administrator of
death.	vested.	estate (or other transferee permitted
by Section 8) terminates on earlier
of (1) 12 months from the date of
death, or (2) the expiration date
provided in the Option.

Employment terminates upon	All options become immediately	Option expiration date provided in
Change in Control.	vested.	grant continues to apply.

Termination of employment for	Unvested options are forfeited.	Expires upon earlier of 3 months
other reasons (Optionees should be		from termination date or option
aware that the receipt of severance		expiration date provided in grant.
does not extend their termination
date).

US military leave.	Vesting continues during leave.	Option expiration date provided in
grant continues to apply.

Eleemosynary service.	Committee’s discretion.	Committee’s discretion.

US FMLA leave of absence.	Vesting continues during leave.	Option expiration date provided in
grant continues to apply.

Company investment in optionee’s	Unvested options are forfeited.	Expires upon earlier of 3 months
employer falls under 20% (this		from termination date or option
constitutes a termination of		expiration date provided in grant.
employment under the Plan,
effective the date the investment
falls below 20%)
OR
employment is transferred to an
entity in which the Company’s
ownership interest is less than 20%.

Employment transferred to	Vesting continues after transfer.	Option expiration date provided in
Affiliated Company.		grant continues to apply.

Death after employment has	Not applicable.	Right of Executor, adminis-trator
terminated but before option has		of estate (or other transferee
expired (note that termination of		permitted by Section 8) terminates
employment may have resulted in a		on earlier of (1) 12 months from
change to the original option		the date of death, or (2) the Option
expiration date provided in the		expiration that applied at the date
grant).		of death (note that termination of
employment may have resulted in a
change to the original option
expiration date provided in the
grant).

       In the case of other leaves of absence not specified above, optionees will be deemed to have terminated employment (so that options unvested will expire and the option exercise period will end on the earlier of 6 months from the date the leave began or the option expiration date provided in the grant), unless the Committee identifies a valid business interest in doing otherwise in which case it may specify what provisions it deems appropriate in its sole discretion; provided that the Committee shall have no obligation to consider any such matters.

     Notwithstanding the foregoing provisions, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of an optionee's termination on the expiration or exercisability of Options at the time of grant or (with the consent of the affected optionee) outstanding Options. However, no Option can have a term of more than fifteen years.

Section 10. No Rights as a Share Owner.

     An optionee or a transferee of an optionee pursuant to Section 8 shall have no right as a share owner with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the optionee or transferee shall have become the holder of record of such Common Stock and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the optionee or transferee shall have in fact become the holder of record of the share of Common Stock acquired pursuant to the Option.

Section 11. Adjustment in the Number of Shares and in Option Price.

     In the event there is any change in the shares of Common Stock through the declaration of stock dividends, or stock splits or through recapitalization or merger or consolidation or combination of shares or spin-offs or otherwise, the Committee or the Board shall make such adjustment, if any, as it may deem appropriate in the number of shares of Common Stock available for Options as well as the number of shares of Common Stock subject to any outstanding Option and the option price thereof. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to any Option without payment therefor.

Section 12. Cancellation And New Grant of Options.

     The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

Section 13. Regulatory Compliance and Listing.

       The delivery of any shares issuable upon exercise of an Option granted under the Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal or State securities laws, any applicable listing or other requirements of any national securities exchange and requirements under any other law or regulation applicable to the delivery of such shares, and the Company shall not be obligated to deliver any such shares under the Plan if such delivery shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. In addition, the shares when delivered may be subject to conditions, including transfer restrictions, if required to comply with applicable securities law.

Section 14. Amendments, Modifications and Termination of the Plan.

       The Board or the Committee may terminate the Plan at any time. From time to time, the Board or the Committee may suspend the Plan, in whole or in part. From time to time, the Board or the Committee may amend the Plan, in whole or in part, including the adoption of amendments deemed necessary or desirable to qualify the Options under the laws of various countries (including tax laws) and under rules and regulations promulgated by the Securities and Exchange Commission with respect to employees who are subject to the provisions of Section 16 of the 1934 Act, or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, or for any other purpose or to any effect permitted by applicable laws and regulations, without the approval of the share owners of the Company .. However, in no event may additional shares of Common Stock be allocated to the Plan without shareholder approval. Without limiting the foregoing, the Board of Directors or the Committee may make amendments applicable or inapplicable only to participants who are subject to Section 16 of the 1934 Act.

     No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of holders of outstanding Options affected thereby.  The plan shall terminate when there are no longer Options outstanding under the Plan, unless earlier terminated by the Board or by the Comittee. Absent the occurrence of any of the foregoing events, the Plan shall terminate (i) with respect to the 1,000,000 shares of common stock originally authorized for issuance under the Plan, upon the close of business on January 23, 2010, and (ii) with respect to the additional 1,000,000 shares of common stock subsequently authorized for issuance under the Plan, upon the close of business on the day next preceding the tenth anniversary of the authorization of such shares by the Board of Directors.

 Section 15. Governing Law.

     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware and construed in accordance therewith.

Section 16. Effective Date.

     The Plan shall become effective when adopted by the Board of Directors, but no ISO granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, any ISO’s previously granted under the Plan shall terminate and no further ISO shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 12) shall become effective when adopted by the Board of Directors, but no ISO issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such ISO to a particular optionee) unless and unt il such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any ISO’s granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

Adopted by the Board of Directors

January 24, 2000

STARTECH ENVIRONMENTAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 7, 2008

     The undersigned shareholder of Startech Environmental Corporation (the “Company”) hereby revokes all prior proxies and hereby appoints each of Joseph F. Longo and Peter J. Scanlon as a proxy for the undersigned, each with full power of substitution, to vote all shares of Common Stock, no par value, of the Company which the undersigned is entitled to vote at the Company’s annual meeting of shareholders for the fiscal year ended October 31, 2007, to be held at the Company’s Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut on Wednesday, May 7, 2008 at 1:00 p.m. Eastern Standard Time and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1.	ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

	FOR the nominees listed below	WITHHOLD AUTHORITY
	(except as marked to the contrary below) :	to vote for the nominee listed below :

(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee’s name in the list below.)

L. SCOTT BARNARD :
JOSEPH A. EQUALE :
JOHN J. FITZPATRICK :
JOSEPH F. LONGO :
CHASE P. WITHROW III :

2.	REINCORPORATION: To approve the reincorporation of the Company from the State of Colorado to the State of Delaware:

		FOR : ☐	AGAINST : ☐	ABSTAIN : ☐

3.	AMENDMENT TO THE 2000 STOCK OPTION PLAN. To approve the amendment to the Company’s 2000 Stock Option Plan:

		FOR : ☐	AGAINST : ☐	ABSTAIN : ☐

4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:
To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2008:

		FOR : ☐	AGAINST: ☐	ABSTAIN:

 and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

(Continued and to be dated and signed on the other side.)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEES FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company’s 2007 Annual Report to shareholders accompanying the same is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: _____________________________ , 2008

__________________________________________
(Signature of Stockholder)

__________________________________________
(Signature of Stockholder)

Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.